PALMER SQUARE ABSOLUTE RETURN FUND

Class/Ticker
Class A (PSQAX)
Class I (PSQIX)

PROSPECTUS

August 31, 2012

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Palmer Square Absolute Return Fund
A series of the Investment Managers Series Trust (the "Trust")

Table of Contents

Summary Section	1
More About the Fund's Investment Objective, Strategies and Risks	8
Management of the Fund	19
Purchase of Shares	20
Your Account with the Fund	24
Service Fees – Other Payments To Third Parties	33
Dividends and Distributions	33
Federal Income Tax Consequences	34
Financial Highlights	35

This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.  More detailed information about the Fund is contained in the Statement of Additional Information ("SAI"), which is available on the Fund's website at www.palmersquarefunds.com or upon request.

The date of this Prospectus is August 31, 2012.

SUMMARY SECTION

Investment Objective

The investment objective of the Fund is to seek capital appreciation with an emphasis on absolute (positive) returns and low correlation to the broader equity and bond markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled "Class A Shares" on page 26 of the Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		5.75%		None
Maximum deferred sales charge (load)		1.00%1		None
Redemption fee (as a percentage of amount redeemed)		None		None
Wire fee		$20		$20
Retirement account fees (annual maintenance and full redemption requests)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.95%		1.95%
Distribution and/or service (12b-1) fees		0.25%		None
Other expenses		1.77%		1.77%
Dividend and interest expense on short sales	0.86%		0.86%
Shareholder servicing fee	0.08%		0.08%
All other expenses	0.83%		0.83%
Acquired fund fees and expenses		0.01%		0.01%
Total annual fund operating expenses2		3.98%		3.73%
Fee waiver and/or expense reimbursement3		(0.61)%		(0.61)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)2,3		3.37%		3.12%

1.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights tables, which reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses.

3.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 2.50% and 2.25% of the average daily net assets of the Fund's Class A shares and Class I shares, respectively.  This agreement is effective until August 31, 2013 and is subject thereafter to annual re-approval of the agreement by the advisor and the Trust’s Board of Trustees.  This agreement may be terminated with the consent of the Trust's Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment to the extent a class's total annual fund operating expenses do not exceed the limits described above or any lesser limit on operating expenses in place at the time of reimbursement.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the Fund’s advisor.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	Five Years	Ten Years
Class A shares	$895	$1,665	$2,452	$4,488
Class I shares	$315	$1,085	$1,874	$3,937

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the period from May 17, 2011 (commencement of operations) to April 30, 2012, per SEC methodology, the Fund’s portfolio turnover rate was 490% of the average value of its portfolio.

Principal Investment Strategies

Palmer Square Capital Management LLC (“Palmer Square” or the “Advisor”), the Fund’s investment advisor, seeks to achieve the Fund’s investment objective by delegating the management of Fund assets to a group of experienced investment managers that utilize a variety of investment strategies and styles (the “Sub-Advisors”).  The Advisor maintains primary responsibility for allocating Fund assets to the Sub-Advisors and from time to time will select and determine the percentage of Fund assets to allocate to each Sub-Advisor.  The Advisor invests a portion of the Fund’s assets in securities and other instruments directly.  The Advisor may exercise this discretion in order to hedge or to modify the Fund’s exposure to a particular investment or market-related risk created by a sub-advisor, to invest the Fund’s assets pending allocation to a sub-advisor, or to establish positions in securities it deems appropriate for meeting the Fund’s investment objectives.  The Advisor may from time to time reallocate the Fund’s assets among itself and the sub-advisors.

The Advisor and Sub-Advisors utilize a variety of strategies and styles in order to achieve favorable risk-adjusted returns over a market cycle through security selection and management of risk exposure.  The Advisor will allocate Fund assets to those Sub-Advisor strategies that it believes individually provide the potential for attractive long-term capital appreciation and collectively provide for overall investment diversification while also decreasing portfolio sensitivity to general market fluctuations.  The Advisor and Sub-Advisors may not utilize all of the strategies all of the time due to the opportunistic and flexible nature of their investment approaches and philosophies.  The performance of these strategies may not correlate to the performance of traditional markets because of the strategies’ focus on limiting downside investment risk.  The Fund may engage in frequent and active trading.

The Advisor and Sub-Advisors may use one or more of the following investment strategies in connection with the management of Fund assets:

Fixed Income, Long/Short Credit, and Distressed Debt Investing focuses primarily on debt securities of domestic and foreign (including emerging market) governments, government-related agencies, and companies, of all maturities and credit qualities, including corporate bonds, bank loans and distressed debt, and mortgage-backed securities.  Typical credit related investment strategies involve a long/short or event driven style similar to those described above in “Long/Short Equity Investing” and “Event Driven Investing”.  Securities may be reviewed for sale due to anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments, among other factors.

Convertible Arbitrage Investing seeks to take advantage of pricing inefficiencies of the embedded option in a convertible bond. This strategy involves purchasing a portfolio of convertible bonds, and hedging a portion of the equity risk, interest rate and credit risk of the bonds by selling the underlying common stock short.  The Sub-Advisors utilizing this strategy may sell all or a portion of a Fund’s portfolio holding when, in their opinion developed through fundamental and macroeconomic analysis, the credit profile of a security has deteriorated, projections of equity volatility and credit spreads have materially changed, or market and liquidity conditions are materially different.

Event Driven Investing seeks to take advantage of the impact of corporate events on the market value of securities of U.S. Issuers and Foreign Issuers.  Corporate events include, but are not limited to, restructurings, mergers and acquisitions, distressed situations, reorganizations, spin-offs, leveraged buyouts and material litigation.  The Sub-Advisors utilizing this strategy may sell all or a portion of a portfolio holding of the Fund when, in their opinion, one or more of the following occurs: (1) the arbitrage spread narrows to a level at which the risk-reward ratio is no longer favorable; (2) the Sub-Advisor becomes concerned about the status of the corporate event transaction; or (3) a more attractive security is identified.

Long/Short Equity Investing employs long and short investing primarily in common and preferred stocks of issuers organized in the United States (“U.S. Issuers”) and abroad in both developed and emerging markets (“Foreign Issuers”) based on the Sub-Advisor’s perception of such securities being overvalued or undervalued and desire to lessen exposure to general market risk.  In making sell decisions, the Sub-Advisor considers, among other factors, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, and whether there has been a clear deterioration of future earnings power.

Opportunistic/Global Macro Investing employs long positions and short positions across various U.S. and foreign markets, sectors and companies to seek to benefit from those investments which the sub-Advisor believes have the highest probability for success (long positions) and those that have the highest probability for decline (short positions).  Securities may be reviewed for sale, among other factors, due to changes in the Sub-Advisor’s perception of the credit, interest rate, or currency risk of the portfolio or of an individual security.  As part of the broader global macro strategy, the Fund may use currency strategies to generate alpha  ("return").  The Fund’s currency strategies may employ long and short positions in investments in currency markets around the world and may include one or a combination of options, futures, forwards or spot contracts on foreign currencies.  A sub-Advisor utilizing this strategy applies a systematic, quantitative process to determine how the Fund invests in individual currency contracts.

Managed Futures Related Investing employs strategies to invest primarily in a portfolio of futures contracts and futures-related instruments, such as equity index futures, currency forwards, commodity futures and fixed income futures, involving four major asset classes: commodities, currencies, fixed income and equities.  Securities may be reviewed for sale, among other factors, due to changes in a particular trend, technical market factor, or market factor such as price.

Long Investing focuses on the purchase of equities and debt securities of U.S. Issuers and Foreign Issuers based on the sub-Advisor’s ability to capitalize on a rising market through appreciation.  In making sell decisions, the sub-Advisor considers, among other factors, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the sub-Advisor’s opinion, there has been a loss of a long-term competitive advantage.

General.  To implement the various strategies, the Fund may invest in a wide variety of securities and financial instruments, markets, and asset classes available in both U.S. and non-U.S. markets, including emerging markets.  These securities and financial instruments may include, but are not limited to, equity securities, debt securities of any credit quality and maturity, and derivatives based on a variety of underlying assets, including options, futures, forward contracts and swap agreements.  The equity securities in which the Fund invests may include exchange traded funds (“ETFs”), which are pooled investment vehicles that generally seek to track the performance of specific indices and are traded on exchanges, mutual funds, and other pooled investment vehicles.

The Fund is non-diversified and therefore is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio.

Principal Risks

The Fund's principal risks are described below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•
General Market Risk.  The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

•
Liquidity Risk.  The Fund may invest in securities that may have little or no active trading market.  The Fund may not be able to dispose of these securities promptly or at reasonable prices and may thereby experience losses and difficulty satisfying redemptions.

•
Management Risk.  The Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Advisor or Sub-Advisors cannot successfully implement their investment strategies. Additionally, neither the Advisor nor certain Sub-Advisors have previously managed a mutual fund.

•
Non-Diversified Fund Risk.  Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer than a diversified fund, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•
Multi-Manager Risk.  The Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Advisor’s methodology in allocating the Fund’s investment to the Sub-Advisors is not successful or if one or more Sub-Advisors do not successfully implement their own investment strategies.

•	Portfolio Turnover Risk. The Fund has a high portfolio turnover (100% or more) which could result in greater transaction costs, lower Fund performance and higher tax liability for shareholders.

•	Absolute Return Risk. The Fund’s returns may deviate from overall market returns to a greater degree than other mutual funds that do not employ an absolute return focus.

•
Convertible Securities Risk.  The Fund’s investments in convertible securities fluctuate similar to that of other debt securities and is subject to the same risks as debt securities in general.  In addition, the market value of a convertible security may be influenced by the market price of the security into which the convertible security may be converted.

•
Debt Securities Risks.  The Fund’s investments in debt securities will be subject to credit risk, interest rate risk and prepayment risk.  The Fund’s investment in junk bonds involves a greater risk of default.

•
Derivatives Risk.  A small investment in derivative instruments, or "derivatives," could have a potentially large impact on the Fund's performance.  Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the Fund may not correlate with the underlying instrument or the Fund's other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading.  However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include, but are not limited to liquidity risk, leverage risk and counterparty credit risk.

•
Distressed Securities Risk.  The Fund’s investment in distressed securities may involve a high degree of credit risk, price volatility and liquidity risk.  These instruments, which involve loans, loan participations, bonds, notes, and non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default or close to default.  Valuing such instruments may be difficult and the Fund may lose all of its investment.

•
Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•
ETF, Mutual Fund and Other Pooled Investment Vehicle Risk.  The Fund’s investment in ETFs, mutual funds, and other pooled investment vehicles generally reflects the risks of owning the underlying securities the ETF, mutual fund, or pooled investment vehicle holds. It may also be more expensive for the Fund to invest in an ETF, mutual fund or pooled investment vehicle than to own the portfolio securities of these investment vehicles directly. An ETF may also trade at a discount to its net asset value.  Investing in ETFs, mutual funds, and other pooled investment vehicles may involve duplication of advisory fees and certain other expenses.

•
Event-Driven Strategies Risk.  The Fund’s investments in event-driven strategies are inherently speculative, and require a Sub-Advisor to make predictions about a corporate event and its impact on a company. The Sub-Advisor may make inaccurate predictions and the anticipated event and/or contemplated corporate transaction may not occur at all, or may not take place as expected, resulting in the distribution of a new less valuable security in place of the security (or derivative). Such securities are subject to the risk of complete loss of value.

•
Foreign Securities Risk.  The Fund’s investment in Foreign Issuers involves risks not generally associated with investment in the securities of U.S. Issuers, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  In addition, the Fund’s investments in Foreign Issuers are also subject to currency risks.

•
IPO Risk. The Fund may invest in securities that are acquired in an Initial Public Offering or private placement, or are restricted (subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933) and may be illiquid. The Fund consequently may not be able to dispose of these securities promptly at the price at which they are valued.

•
Large-Cap, Mid-Cap and Small-Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

•
Leverage Risk. The use of leverage, such as entering into futures contracts and forward currency contracts and engaging in forward commitment transactions and short sales, may magnify the Fund's gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•
Mortgage-backed/Asset-backed Securities Risk.  The Fund’s investments in mortgaged-backed and other asset-backed securities involve interest-rate risk, prepayment risk and the loss of money if there are defaults on the loans underlying these securities. (See Debt Securities Risk above).

•
Restricted Securities Risk.  The Fund may not be able to sell a restricted security (i.e., a 144A security) when the Sub-Advisor considers it desirable to do so or may have to sell such a security at a lower price than the Sub-Advisor considers desirable. A restricted security which was liquid when purchased may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities than for more liquid securities.

•
Short Sales Risk. Short sales may be considered a speculative technique.  In addition, under adverse market conditions, it may be difficult to purchase securities to meet short sale delivery obligations and portfolio securities may be required to be sold to raise the capital necessary to meet short sale obligations at times when fundamental investment considerations would not favor such sales.

Performance

The Fund does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Advisor
Palmer Square Capital Management LLC is the Fund’s investment advisor.

Sub-Advisors

The Advisor has entered into sub-advisory agreements with each of the following Sub-Advisors with respect to the Fund: Argonaut Management, L.P., Coe Capital Management, LLC, Cramer, Rosenthal, McGlynn, LLC, Forum Asset Management, LLC, Fountain Capital Management, LLC, Glaxis Capital Management, LLC, Mesirow Financial Investment Management, Inc., Pinebank Asset Management, L.P., SSI Investment Management, Inc.,  and Turner Investments L.P.

Portfolio Managers

Advisor	Portfolio Manager	Managed the Fund Since:
Palmer Square Capital Management LLC	Christopher D. Long, President	Inception May 16, 2011
Palmer Square Capital Management LLC	Angie K. Long, CFA, Chief Investment Officer	Inception May 16, 2011
Sub-Advisor	Portfolio Manager	Managed the Fund Since:
Argonaut Management, L.P.	David Gerstenhaber, General Partner	Inception May 16, 2011
Coe Capital Management, LLC,	Mark D. Coe, CFA, CPA	October 12, 2011
Cramer Rosenthal McGlynn, LLC	Jay Abramson, President and Chief Investment Officer	Inception May 16, 2011
Forum Asset Management, LLC	Ray Bakhramov, Principal and Portfolio Manager	Inception May 16, 2011
Fountain Capital Management, LLC	Douglas Campbell, CFA, CPA Gregory Murphy, CFA, CPA Paul Carey, CFA Erin Carney, CFA Adam Peltzer, CFA, CPA	October 12, 2011 October 12, 2011 October 12, 2011 October 12, 2011 October 12, 2011
Glaxis Capital Management, LLC	Matthew Miller, CFA, Portfolio Manager Paul Holland, Portfolio Manager	Inception May 16, 2011 Inception May 16, 2011
Mesirow Financial Investment Management, Inc.	Gary Klopfenstein Fred Stambaugh Michael Miranda, CFA	October 12, 2011 October 12, 2011 October 12, 2011
Pinebank Asset Management, L.P.	Oren Cohen, Chief Investment Officer and Portfolio Manager Ed Galanek, Co-Portfolio Manager and Head Trader	Inception May 16, 2011 August 31, 2012
SSI Investment Management, Inc.	George M. Douglas, Principal, Portfolio Manager, and Chief Investment Officer Alex Volz, Portfolio Manager	Inception May 16, 2011 Inception May 16, 2011
Turner Investments L.P.	Christopher Baggini, CFA	June 21, 2012

While the Advisor delegates the day-to-day management of the Fund’s assets to a combination of the following Sub-Advisors, the Advisor retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. Currently, the Advisor has entered into sub-advisory agreements with the ten Sub-Advisors listed above. The Sub-Advisors to which the Fund’s assets are allocated may change from time to time in the sole discretion of the Advisor. As of the date of this Prospectus, the Fund’s assets which have been allocated to Sub-Advisors are allocated among Coe Capital Management, LLC, Forum Asset Management, LLC, Fountain Capital Management, LLC, Glaxis Capital Management, LLC, Mesirow Financial Investment Management, Inc., Pinebank Asset Management L.P., SSI Investment Management, Inc., and Turner Investments L.P.

Purchase and Sale of Fund Shares

The following shows the Fund's investment minimums for various types of accounts:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100
Class I Shares
All Accounts	$1,000,000	$5,000

Shares of the Fund are redeemable through your broker-dealer or other financial intermediary, by mail, or by telephone on any day the New York Stock Exchange is open for business.  If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information

The Fund’s distributions out of its earnings and profits are generally taxable and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.  You may be taxed later upon withdrawal of monies from such tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investment Objective

The Fund’s investment objective is capital appreciation with an emphasis on absolute (positive) returns and low correlation to the broader equity and bond markets.  The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon 60 days’, prior written notice.  There can be no guarantee that the Fund will achieve its investment objectives.

The Fund's Principal Investment Strategies

Multi-Manager Structure
The Advisor will pursue the Fund’s investment objectives by allocating a portion of the Fund’s assets among Sub-Advisors that the Advisor believes are talented, motivated and offer analysis and portfolio management expertise that complement the Fund’s investment objectives and strategies.  The Advisor intends to utilize Sub-Advisors whose strategies, when combined, will provide the opportunity for enhanced risk-adjusted returns, low volatility, and low correlation relative to the broader equity and bond markets.

The Advisor will select Sub-Advisors based on multiple factors, including experience, performance track record, ability to protect capital in adverse market environments, personal financial commitment (as demonstrated by a Sub-Advisor’s significant investment in the investment strategy for which it is to be hired), prevalence of investment opportunities in their area of expertise, structure of organization, risk controls, risk management process, communication and transparency of reporting. The ultimate allocation and re-allocation of Fund assets by the Advisor is intended to manage overall risk while optimizing the ability to generate long-term capital appreciation.

The Advisor believes that its ongoing monitoring of the Sub-Advisors is of paramount importance to achieving the Fund’s investment objective.  Changes in market opportunities/environment, style drift, rapid growth of assets, changes in the use of leverage and liquidity, staffing and infrastructure changes, and complacency are a few examples of factors that can lead to a re-evaluation of an investment allocation decision.

The Advisor invests a portion of the Fund’s assets in securities and other instruments directly. The Adviser may exercise this discretion to invest the Fund's assets pending allocation to a Sub-Advisor(s), to hedge the Fund against exposure created by the Sub-Advisors, or to change the Fund’s exposure to a particular investment or investment risk.  The Advisor may exercise this discretion over assets that have yet to be allocated to Sub-Advisor or by reallocating assets to itself from one or more Sub-Advisors.  The Advisor may also limit a Sub-Advisor’s investment in certain securities or financial instruments to achieve the desired portfolio composition.

Equity and Equity-Related Securities
The Fund may invest in all types of equity securities including common stock, preferred stock and ETFs.  The Fund may invest in the equity securities of companies of all sizes.

Fixed Income Securities
The Fund may invest in debt securities of varying maturities and durations, including both corporate debt securities and securities issued or guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored entities.  Debt securities may have fixed or variable/floating rates. The Fund may invest in debt securities that have credit ratings of below investment grade debt (junk bonds).  Securities that are rated lower than investment grade generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.  Issuers of below investment grade debt include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid takeover or buyout and firms with heavy debt loads.

Mortgage-backed/Asset-backed Securities
The Fund may invest in mortgage-backed securities which are securities that directly or indirectly represent participations in, or are collateralized by, payable from mortgage loans secured by real property.  Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as Government National Mortgage Association (“GNMA”) and government-related organizations such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.  Other asset-backed securities may be collateralized by other loans or assets and receivables.  Although certain asset-backed securities are guaranteed by a third party or are otherwise similarly secured, the market value of these securities, which may fluctuate, is not secured.

Foreign Securities
The Fund may invest in equity securities issued by companies organized outside the United States, including both developed and emerging markets. The Fund may also invest in debt securities of U.S. and foreign governments, government-related agencies, and companies.  Foreign securities may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDR”) or International Depositary Receipts (“IDRs”).  While the Fund values all its investments in U.S. dollars, foreign securities may be denominated and/or traded in foreign currencies.

Derivatives
The Fund may invest in derivatives which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices.  To manage risk or enhance return (including through the use of leverage), the Fund may invest in derivatives including options and futures and swap agreements.  The Fund may invest in futures contracts on equity and debt securities, equity and debt indices and commodities.  The Fund may invest in option contracts on equity and debt securities, equity and debt indices, commodities and futures.

Option Contracts.  The Fund may invest in options that trade on either an exchange or over-the-counter.  By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security or commodity underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated, during the term of the option, to deliver the security or commodity underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security or commodity underlying the option at the exercise price.  By writing a put option and receiving a premium, the Fund becomes obligated during the term of the option to purchase the security or commodity underlying the option at the exercise price.  An option on an index gives the holder the right to receive an amount of cash upon exercise of the option equal to the difference between the closing value of the index and the exercise price of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a market index such as the S&P 500 Index. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.  When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract (a short position if the option is a call, a long position if the option is a put) at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If the Fund writes a put, it assumes a long futures position.  Upon exercise of the option, the delivery of the futures position to the purchaser of the option will be accompanied by transfer to the purchaser of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts.  The Fund may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.  Generally, these futures contracts are closed out prior to the expiration date of the contracts.

Swap Agreements.  A swap agreement is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument.  Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).  Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security.

Short Sales
The Fund may seek to hedge investments or realize additional gains through the use of short sales.  Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

Leverage
The Fund may use leverage in an effort to increase its returns.  Leverage exists when cash made available to the Fund through an investment technique is used to make additional investments.  Borrowing for other than temporary or emergency purposes, investments in certain derivatives, short sales and futures contracts and forward currency contracts and engaging in forward commitment transactions are examples of transactions that result in leverage. The Fund will only use these investment techniques when the Advisor or a Sub-Advisor, as applicable, believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return subject to the restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”).

Securities Lending
The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high quality letters of credit.

Temporary Strategies; Cash or Similar Investments
For temporary defensive purposes, the Fund may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses.

The Fund may also hold short-term debt securities and money market instruments to retain flexibility in meeting redemptions and paying expenses.

Principal Risks

Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund.

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General Market Risk.  The net asset value of the Fund and its investment return will fluctuate based upon changes in the value of its portfolio securities.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility since 2008.    The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value.  In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers.  Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties.  As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased.  Continuing market problems may have adverse effects on the Fund.

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Liquidity Risk.  The Fund may invest in securities that may be considered “illiquid” under applicable law.  Illiquid investments may be more difficult to value than liquid investments and the sale of illiquid investments generally may require more time and result in higher selling expenses than the sale of liquid investments.  The Fund may not be able to dispose of illiquid securities promptly or at reasonable prices and may thereby experience losses and difficulty satisfying redemptions. Applicable restrictions on resale may have an adverse effect on the marketability of illiquid investments and the Fund may also have to register certain investments in order to dispose of them, resulting in expense and delay.

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Management Risk.  The ability of the Fund to meet its investment objective is directly related to whether or not the Advisor and/or the Sub-Advisors can successfully implement their investment strategies.  The value of your investment in the Fund may vary with the effectiveness of the Advisor’s and/or Sub-Advisors’ research, analysis and asset allocation among portfolio securities.  If the investment strategies implemented by the Advisor and/or Sub-Advisors do not produce the expected results, the value of your investment could be diminished or even lost entirely and the Fund could under perform other mutual funds with similar investment objectives.  Neither the Advisor nor certain Sub-Advisors have previously managed a mutual fund.

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Multi-Manager Risk.  The Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Advisor’s methodology in allocating the Fund’s investment to the Sub-Advisors is not successful or if one or more Sub-Advisors do not successfully implement their investment strategies.  One or more Sub-Advisors may purchase and/or sell the same security at the same time or certain Sub-Advisors may be purchasing securities at the same time other Sub-Advisors are selling those same securities causing the Fund to incur more brokerage and other costs than a fund using a single investment management style.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

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Portfolio Turnover Risk.  The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Advisor or a Sub-Advisor believes either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons.  The use of multiple Sub-Advisors to manage the Fund’s assets and the employment of various strategies to implement the Fund’s objective may result in a high portfolio turnover rate (100% or more).  A high portfolio turnover rate increases a Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if a Fund had lower portfolio turnover.

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Absolute Return Risk.  The Fund’s returns may deviate from overall market returns to a greater degree than other mutual funds that do not employ an absolute return focus.  Also, the employment of hedging strategies to mitigate investment risk may cause the Fund’s returns to be lower than if hedging had not been employed.

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Bank Loan Risk. The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk.  In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected. The Fund may invest in loan participations that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested.  In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.

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Convertible Securities Risk.  The Fund’s investment in convertible securities is subject to the general investment risks relevant to other debt securities (See Debt Securities Risk below).  Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing an income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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Currency Risk. The Fund’s investments in securities that are denominated in foreign currencies are subject to the risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  In addition, currency trading risks include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies in which the Fund is invested or exposed.  Credit risk results because a currency trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•	Debt Securities Risk. The Fund’s investment in debt securities are subject to the following risks:

Credit Risk.  Issuers of debt securities may be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the issuer to pay back debt.  The degree of credit risk for a particular security may be reflected it its credit rating.  Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

Interest Rate Risk. Debt securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities.

Prepayment Risk.  Prepayment occurs when the issuer of a debt security repays principal prior to the security’s maturity.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  The potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

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Derivatives Risk.  Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  The effectiveness of a derivative strategy is dependent on the Advisor’s or Sub-Advisor’s ability to correctly predict movements in the prices of individual securities and fluctuations in interest rates, the general securities markets and other economic factors. Investing in a derivative instrument could cause the Fund to lose more than the principal amount invested and a small investment could have a large impact on the Fund’s portfolio.  Also, derivatives used to hedge against one or more positions in the Fund’s portfolio may offset losses while limiting potential related gains.  Suitable derivative transactions may not be available as needed and there is no assurance that the Advisor or Sub-Advisor will be able to successfully engage in these transactions in order to reduce perceived risks to the Fund’s portfolio.  Certain risks relating to various types of derivatives in which the Fund may invest are described below.

Liquidity of Futures Contracts.  In connection with the Fund’s use of futures, the Advisor or relevant Sub-Advisor will determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day (each a "daily limit”).  During a single trading day no trades may be executed at prices beyond such daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the Commodity Futures Trading Commission and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions.  Foreign futures transactions involve the execution and clearing of trades on a foreign exchange.  This is the case even if the foreign exchange is formally "linked" to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions. In addition, the price of any foreign futures or option contract may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to the Fund.

Illiquidity.  Derivative instruments, especially when traded in large amounts, may not always be liquid.  In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Call Options. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.

The buyer of a put option assumes the risk of losing its entire investment in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

Over-the-Counter Trading. The Fund may purchase or sell derivative instruments that are not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument.  Significant disparities may exist between "bid" and "asked" prices for derivative instruments that are not traded on an exchange. Derivatives not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available with respect to these instruments.

Forward Contracts.  The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund's counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Advisor would otherwise recommend, to the possible detriment of the Fund.

Swap Agreements.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Advisor or relevant Sub-Advisor determines that other forms are consistent with the Fund's investment objective and policies.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty's creditworthiness declines.  Such a decrease in value might cause the Fund to incur losses.

Counterparty Credit Risk.  Many purchases, sales, financing arrangements, and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange.  Rather, these instruments are traded between counterparties based on contractual relationships.  As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets.  As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Commodity-Linked Derivative Risk.  The Fund’s investments in options, futures and forward contracts on commodities or commodity index expose the Fund economically to movements in commodity prices.  The value of a commodity-linked derivative investment is typically based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment.

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Distressed Securities Risk.  The Fund’s investment in distressed securities may involve a substantial degree of risk.  These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default or close to default.  Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Valuing such instruments may be difficult and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment.  Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.  Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

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Equity Market Risk.  The Fund’s investment in equity securities is subject to the risk that equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you hold common stock, or common stock equivalents, of an issuer, you are generally exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.  A preferred stock has a blend of the characteristics of bonds and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has priority over common stock in an issuer’s capital structure.  Although the dividend on a preferred stock may be set at a fixed annual rate and must be paid before distributions on common stock, in some circumstances, it may be changed or discontinued by the issuer.

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ETF, Mutual Fund and Other Pooled Investment Vehicle Risk.  The Fund’s investment in an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. If the Fund invests in an ETF or mutual fund, it will incur additional expenses equal to its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The Fund also will incur brokerage costs when it purchases ETFs.  An ETF may also trade at a discount to its net asset value. In addition, because of the expenses associated with investing in ETFs and mutual funds, it may be more expensive for the Fund to invest in these pooled investment vehicles rather the owning the underlying securities directly.  The Fund’s investment in pooled investment vehicles will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a pooled investment vehicle may be higher than if the manager of the pooled investment vehicle, managed the Fund’s assets directly. The incentive fees charged by certain pooled vehicles may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee.

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Event-Driven Strategies Risk. The Fund’s investments in event-driven strategies are inherently speculative in nature.  Such investments require a Sub-Advisor to make predictions about the likelihood of a corporate event and its impact on a company, and any Sub-Advisor may make inaccurate predictions. The anticipated event may not occur, and and/or the expected impact of the event may never be realized, with resulting losses. A contemplated corporate transaction also may take more time than expected or may result in the distribution of a new, less valuable security in place of the security (or derivative) purchased by the Fund. If a transaction does not occur, the Fund may have to sell securities purchased pursuant to this strategy at a loss. Any investment made pursuant to an event-driven strategy is subject to the risk of complete loss. In addition, investment results for these strategies may be expected to fluctuate from period to period.  Consequently, the results generated by the strategy in one period will not necessarily be indicative of the results that may be expected from the strategy in future periods.

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Foreign Securities Risk.  The Fund’s investment in Foreign Issuers involves risks not generally associated with investments in securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Foreign securities also may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets.  This risk may be greater for investments in issuers in emerging markets.

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Government-Sponsored Entities Risk.  The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  Investments in debt securities issued by U.S. government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks are not backed by the full faith and credit of the U.S. government.  With respect to these entities, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

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Initial Public Offerings Risk.  The Fund’s investment in securities of companies in initial public offerings (“IPOs”) creates special associated risks, including illiquidity, unseasoned trading, limited information about the company, and limited operating history and substantial price volatility. The limited number of shares available for trading in certain IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through IPOs are involved in newer industries or lines of business, which may not be widely understood by investors. Some of these companies may also be undercapitalized or regarded as developmental stage companies, without revenues or operating income or near-term prospects of achieving them.

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Junk Bonds Risk.  The Fund’s investment in junk bonds involve a greater risk of default and are subject to a substantially higher degree of credit risk and price fluctuations than other types of debt securities.  Junk bonds may be sensitive to economic changes, political changes or adverse developments specific to a company.  Accordingly, junk bonds present a significant risk for loss of principal and interest.  Junk bonds may also be less liquid than other types of debt securities, meaning that they may be harder to sell at the time and price that the Advisor would like to sell.

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Large-Cap Company Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

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Leverage Risk.  The use of leverage creates the risk of magnified capital losses and may result in a higher volatility in the value of the Fund’s portfolio which may be magnified by favorable or adverse market movements or changes in the cost of leveraging. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.  The Fund will, where required, limit leverage risk by segregating an amount of liquid assets equal to the leveraged amount or by entering into offsetting transactions to cover those that are leveraged.  Asset segregation may limit the liquidity of the Fund, potentially jeopardizing the Fund’s ability to satisfy redemption requests.  Also, the Fund may suffer losses if segregated assets cannot be timely sold as market opportunities arise.  With respect to forwards and futures contracts that are not contractually required to “cash settled,” the Fund may cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value.  With respect to forwards and futures that are contractually required to “cash settled,” the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations.

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Mid-Cap and Small-Cap Companies Risk.  The Fund’s investment in mid-cap and small-cap companies is subject to the risk that these companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies.  Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies.  Mid-cap and small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Advisor or a Sub-Advisor wants to sell a large quantity of a mid-cap or small-cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.

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Mortgage-backed/Asset-backed Securities Risk.  The Fund’s investments in mortgaged-backed and other asset-backed securities involve interest-rate risk, prepayment risk and the loss of money if there are defaults on the loans underlying these securities. (See Debt Securities Risk above). The Fund’s investment in mortgage-backed and other asset-backed securities often involves risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

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Restricted Securities Risk.  The Fund may invest in Rule 144A securities, which are restricted securities that may not be readily marketable in broad public markets. The Fund may not be able to sell the restricted security when the Sub-Advisor considers it desirable to do so and/or may have to sell a security at a lower price. While there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid may subsequently become illiquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities.  While there is a substantial institutional market for Rule 144A securities, it is impossible to predict exactly how the market for Rule 144A securities will develop.

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Short Sales Risk.  The Fund’s execution of short sales may result in lower investment performance if the Fund is required to close out a short position earlier than it had intended.  This would occur if the lender required the Fund to deliver the securities it borrowed at the commencement of the short sale and the Fund is unable to purchase or otherwise borrow the securities at a price below the short sale price.  The use of short sales involves transaction costs and other expenses which may cause the Fund to lose money.  Short sales may also contribute to leverage, increase the volatility of the Fund’s portfolio and decrease the liquidity of certain securities or positions resulting in potentially unlimited losses to the Fund and lower investment performance.

Under adverse market conditions or at times the Advisor determines that the level of the Fund's volatility is inconsistent with the Fund's investment objective, the Fund could invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations.  Although the Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the Fund may not achieve its investment objective.

The Fund has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

For further information about the risks of investing in the Fund, please see the SAI.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI dated August 31, 2012.  Currently, disclosure of the Fund's holdings is required to be made within 60 days of the end of each fiscal quarter, in the Fund's Annual Report and Semi-Annual Report to Fund shareholders, or in the quarterly holdings report on Form N-Q, as applicable.

MANAGEMENT OF THE FUND

The Advisor

Palmer Square Capital Management LLC, a Delaware limited liability company with its principal place of business at 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211, is the Fund's investment advisor and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the "Advisory Agreement").  The Advisor was founded in 2009.  The Advisor is an SEC-registered investment advisor that provides investment advisory services to, in addition to the Fund, high net worth individuals and alternative investment funds.  As of June 30, 2012, , the Advisor's total assets under management were approximately $537 million.  The Advisor is majority-owned by Montage Investments, LLC, a Kansas limited liability company and an SEC-registered investment advisor that manages over $9.9 billion in assets under management as of June 30, 2012.

Subject to the general supervision of the Board of Trustees, the Advisor is responsible for managing the Fund in accordance with its investment objective and policies using the multi-strategy and multi-manager approach discussed in the “Principal Investment Strategies” section of this Prospectus, and making recommendations with respect to the hiring, termination or replacement of the Fund’s sub-Advisors.  The Advisor conducts due diligence to understand the investment philosophy of a potential sub-advisor, the sub-Advisor’s portfolio construction, the sub-Advisor’s manner of trading and the stability of the sub-Advisor’s organization.  The due diligence process will generally include a written analysis, interviews and visits, meetings with staff as well as discussions with the Sub-Advisor’s vendors.  The process often takes several months and culminates with a risk assessment of the sub-Advisor’s investment portfolio.  The Advisor will regularly review the performance and strategy of the Fund’s overall portfolio and of each Sub-Advisor and will identify and consider new investments for the portion of the Fund it manages directly on an on-going basis.  In addition, the Advisor will monitor and adjust the allocation of the Fund’s assets among the Sub-Advisors based on performance results, market results, changed economic conditions and other relevant issues.

For its services, the Advisor is entitled to receive an annual management fee of 1.95%, calculated daily and payable monthly, as a percentage of the Fund's average daily net assets. For the period May 17, 2011 (commencement of operations) to April 30, 2012, the Advisor received 1.28% advisory fees after waiving fees pursuant to its expense limitation agreement with the Fund.

The Sub-Advisors

The Advisor, on behalf of the Fund, has entered into a sub-advisory agreement with each Sub-Advisor, and the Advisor compensates the Sub-Advisors out of the investment advisory fees it receives from the Fund. Each Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor. The Advisor oversees the Sub-Advisors for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Advisor’s adherence to its investment style.  The Board of Trustees supervises the Advisor and the Sub-Advisors, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisors recommended by the Advisor.

While the Advisor delegates the day-to-day management of the Fund’s assets to a combination of the following Sub-Advisors, the Advisor retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio.  Currently, the Advisor has entered into Sub-Advisory agreements with ten Sub-Advisors with respect to the Fund as set forth in the following table. The Sub-Advisors to which the Fund’s assets are allocated may change from time to time in the sole discretion of the Advisor.   As of the date of this Prospectus, the Fund’s assets which have been allocated to Sub-Advisors are allocated among Coe Capital Management, LLC, Forum Asset Management, LLC, Fountain Capital Management, LLC, Glaxis Capital Management, LLC, Mesirow Financial Investment Management, Inc., Pinebank Asset Management L.P., SSI Investment Management, Inc., and Turner Investments L.P.:

Sub-Advisor	Investment Strategy
Argonaut Management, L.P. 546 Fifth Avenue, 17th Floor New York, NY 10036	Long/Short International Equity
Coe Capital Management, LLC 9 Parkway North, Suite 325 Deerfield, IL 60015	Long/Short Equity
Cramer, Rosenthal McGlynn, LLC 520 Madison Avenue, 20th Floor New York, NY 10022	Long/Short Equity
Forum Asset Management, LLC 140 E. 45th Street, Suite 14A New York, NY 10017	Global Macro
Fountain Capital Management, L.L.C. 11551 Ash Street Leawood, KS 66211	High-Yield Credit
Glaxis Capital Management, LLC 443 John Ringling Blvd. Suite G Sarasota, FL 34236	Global Macro/Long Short Equity
Mesirow Financial Investment Management, Inc. 353 North Clark Street Chicago, IL 60654	Global Currency Alpha

Pinebank Asset Management, L.P. 100 Park Avenue, 32nd Floor New York, NY 10017	Long/Short and Event-Driven Credit
SSI Investment Management, Inc. 9440 Santa Monica Blvd., 8th Floor Beverly Hills, CA 90210	Convertible Bond Arbitrage
Turner Investments L.P. 1205 Westlakes Drive, Suite 100 Berwyn, PA 19312	Long/Short Equity

Argonaut Capital Management, L.P., founded in 1993, is a registered investment adviser and provides investment advisory services to private investment funds (i.e., hedge funds).  The Fund is the first registered investment company for which the Sub-Advisor provides investment advisory services.

Coe Capital Management, LLC, founded in 1999, is a registered investment advisor and provides investment advisory services to private investment funds, mutual funds, high-net worth individuals and family trusts.

Cramer, Rosenthal McGlynn, LLC, founded in 1973, provides investment advisory services to corporate and public pension plans, endowments and foundations, hospitals, community and religious organizations, Taft-Hartley and multi-employer funds, mutual funds, as well as individual and family trusts.

Forum Asset Management, LLC, founded in 1999, is a registered investment adviser and provides investment advisory services to private investment funds.  The Fund is the first registered investment company for which the Sub-Advisor provides investment advisory services.

Fountain Capital Management, LLC, founded in 1990, is a registered investment advisor and provides investment advisory services to private investment funds.  The Fund is the first registered investment company for which the Sub-Advisor provides investment advisory services.

Glaxis Capital Management, LLC, founded in 2005, is a registered investment advisor and provides investment advisory services to private investment funds and a retirement plan.  The Fund is the first registered investment company for which the Sub-Advisor provides investment advisory services.

Mesirow Financial Investment Management, Inc., founded in 1937, is a registered investment advisor and provides financial services to institutions, public sector entities, corporations, and high-net worth individuals.  The Fund is the first registered investment company for which the Sub-Advisor provides investment advisory services.

Pinebank Asset Management, L.P. (formerly, Brownstone Asset Management, L.P.), founded in 2004, is a registered investment advisor and provides investment advisory services to pooled investment vehicles and managed accounts for institutional investors.  The Fund is the first registered investment company for which the Sub-Advisor provides investment advisory services.

SSI Investment Management, Inc., founded in 1973, is a registered investment advisor and provides investment advisory services for pension and profit sharing plans, corporations, college endowments, Taft-Hartley plans, high-net worth individuals, private investment plans, religious organizations, and mutual funds.

Turner Investments L.P., founded in 1990, is a registered investment advisor and provides investment advisory services to investment companies.

Pursuant to an exemptive order from the SEC, the Advisor, subject to Board approval, is permitted to enter into new or materially amend sub-advisory agreements with existing or new unaffiliated sub-advisors for the Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new sub-advisor within 90 days of the hiring of the new sub-advisor.  In the future, the Advisor may propose to appoint or replace one or more unaffiliated sub-advisors subject to Board approval and applicable shareholder notice requirements.

A discussion regarding the basis for the Board's approval of the Advisory and Sub-Advisory Agreements are available in the Fund's Semi-Annual Report to shareholders.

Portfolio Managers

Advisor

The Fund is co-managed by Christopher D. Long and Angie K. Long, CFA.  Mr. Long and Ms. Long are responsible for sub-Advisor selection and overall portfolio construction, allocation and monitoring of the Fund’s assets.  Mr. Long and Ms. Long are also responsible for day to day management of the Fund and the relationships with the sub-Advisors.

Christopher D. Long.  Mr. Long is the President and founder of the Advisor and is responsible for the Advisor’s alternative investments business, managing both the firm’s investment activities and operations as well as defining its investment policy.  Mr. Long has 13 years of investment experience and 11 years of portfolio management experience.  Mr. Long also founded Guilford Capital Management LLC (“Guilford”) in April 2009, another SEC registered investment advisor, which was sold in December 2009 to Mariner Wealth Advisers, LLC, an affiliate of the Advisor.  Prior to founding the Advisor and Guilford, Mr. Long was a Managing Director and Investment Committee Member at Prairie Capital Management, LLC (“Prairie”) from 2006 to 2009, where he was one of the team members responsible for client relationship management, the firm’s due diligence and proprietary alternative investment products, including numerous hedge fund of funds and private equity fund of funds.  Prior to joining Prairie, Mr. Long was at various New York City-based firms including Sandell Asset Management, Corp. (“Sandell”), a multi-billion multi-strategy hedge fund, where he, as a Research Analyst, invested in both equity and debt securities from 2005 to 2006. Prior to Sandell, he worked at Morgan Stanley in the Credit Derivatives and Distressed Securities Group as an Associate, focusing on the firm’s proprietary investments during the summer of 2004. Before Morgan Stanley, Mr. Long worked at TH Lee Putnam Ventures, a $1.1 billion private equity fund sponsored by Thomas H. Lee Partners and Putnam Investments, from 1999 to 2003. In that role, he was a member of the investment team investing over $200 million of capital and served as a director and board observer at certain companies in which the fund invested. Mr. Long started his career at JPMorgan & Co. in Leveraged Finance and Mergers & Acquisitions, advising corporations and private equity firms on investment banking and capital markets, from 1997 through 1999.  Mr. Long holds the Series 7 and 66 securities licenses.  Mr. Long received an MBA from the Harvard Business School in 2005, and an undergraduate degree in Economics, cum laude, from Princeton University in 1997.

Angie K. Long, CFA.  Ms. Long has been the Chief Investment Officer of the Advisor since February 2011.  She is a member of the Advisor’s Investment Committee and has key responsibilities for all investment-related activities with a particular focus on portfolio construction and risk management.  Ms. Long has 13 years of investment experience.  Prior to joining Palmer Square, Ms. Long worked for JPMorgan Chase & Co. in New York from 1998 to 2011.  There, she held a variety of management and trading roles, including Deputy Head of Credit Trading for North America, Head of High Yield Trading, and Head of Credit Derivatives Trading. She has been a trader within many products and strategies including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage and structured credit.  Among other career achievements, Ms. Long is credited with creating the High Yield Debt Index, the first liquid credit trading index.  She was named a managing director of JPMorgan Chase & Co. at age 29.  She was responsible for building JPMorgan’s High Yield Credit Derivatives business and Credit Options business.Ms. Long holds the Series 7, 63, 4, 55, and 24 securities licenses.  She received an AB degree in Economics from Princeton University in 1997 and is a Chartered Financial Analyst.

Sub-Advisors

Argonaut Capital Management, L.P.
David Gerstenhaber.  Mr. Gerstenhaber has been the principal and general partner of the firm since 1993.

Coe Capital Management, LLC
Mark D. Coe, CFA, CPA.  Mr. Coe is the founder and has been Chief Investment Officer of the firm since 1999.

Cramer, Rosenthal McGlynn, LLC
Jay Abramson.  Mr. Abramson has been President and Chief Investment Officer of the firm since 2006.

Forum Asset Management, LLC
Ray Bakhramov, PhD.  Mr. Bakhramov, has been a Principal and Portfolio Manager of the firm since 2001.

Fountain Capital Management, LLC
Douglas E. Campbell, CFA, CPA.  Mr. Campbell is a founding partner and has been Chief Executive Officer of the firm since 2008.

Gregory D. Murphy, CFA, CPA.  Mr. Murphy is a Partner and has been a Portfolio Manager of the firm since 2000.

Paul I. Carey, CFA.  Mr. Carey is a Partner and has been a Portfolio Manager of the firm since 2002.

Erin Carney, CFA.  Mr. Carney is a Partner and has been a Portfolio Manager of the firm since 2004.

Adam Peltzer, CFA, CPA.  Mr. Peltzer is a Partner and has been a Portfolio Manager of the firm since 2006.

Glaxis Capital Management, LLC
Paul Holland.  Mr. Holland is a founding partner and has been a Portfolio Manager of the firm since 2005.

Matthew Miller, CFA.  Mr. Holland is a founding partner and has been a Portfolio Manager of the firm since 2005.

Mesirow Financial Investment Management, Inc.
Gary Klopfenstein.  Mr. Klopfenstein has been a Senior Managing Director of the firm since 2005.  He also serves as Chief Investment Officer of the Mesirow Financial Currency Management division since 2005 and a member of the firm’s Executive Committee.

Fred Stambaugh.  Mr. Stambaugh has been a Managing Director and Head of Portfolio Management of the firm since 2004.

Michael Miranda, CFA.  Mr. Miranda has been a Senior Vice President and a Portfolio Manager of the firm since 2010.  Prior to joining the firm, Mr. Miranda was Vice President and a Portfolio Manager at Calamos Investments from 2009 to 2007 and a Senior Portfolio Manager at Northern Trust from 2007 to 2000.

Pinebank Asset Management, L.P.
Oren Cohen.  Mr. Cohen has been a Principal and Head Portfolio Manager of the firm since 2004.

Ed Galanek.  Mr. Galanek has been Head of Trading and a Portfolio Manager of the firm since 2010.

SSI Investment Management, Inc.

George M. Douglas.  Mr. Douglas has been a Principal and the Chief Investment Officer of the firm since 1994.

Alex Volz.  Mr. Volz has been a Portfolio Manager of the firm since 2006.

Turner Investments, L.P.
Christopher Baggini, Mr. Baggini has been a CFA, Senior Portfolio Manager/Security Analyst for the firm since he joined it in 2010. Prior to joining Turner, Mr. Baggini was employed by Aberdeen Asset Management from 2007 to 2010, and Nationwide Financial Services from 2000 to 2007.

The SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Fund to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 2.50% and 2.25% of the average daily net assets of its Class A shares and Class I shares, respectively.  This agreement is effective until August 31, 2013, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees, and may be terminated with the consent of the Trust's Board of Trustees.

Any reduction in advisory fees or payment of Fund expenses made by the Advisor in a fiscal year may be reimbursed by the Fund in any of the three subsequent fiscal years if the Advisor so requests.  This reimbursement may be paid by the Fund if the aggregate amount of operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the current limitation on Fund expenses or the limitation on Fund expenses in effect at the time of the request.  Any such reimbursement is contingent upon the Board's subsequent review and ratification of the reimbursed amounts and may not cause the total fee paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to request any reimbursement of fees and/or Fund expenses.

PURCHASE OF SHARES

General

This Prospectus offers two classes of shares of the Fund, designated as Class A shares and Class I shares.

•	Class A shares generally incur sales loads at the time of purchase and are subject to a distribution/service fee.

•	Class I shares are not subject to any sales loads or distribution or service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.  As described more fully below, each class of shares offers a distinct structure of sales loads, distribution/service fees and other features that are designed to address the needs of a variety of investors.

Each class of shares generally has the same rights, except for the differing sales loads, distribution/service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class A Shares

Class A shares of the Fund are sold at the offering price, which is net asset value per share ("NAV") plus an initial maximum sales charge that varies with the amounts you invest as follows:

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $49,999	5.75%	6.10%	5.00%
$50,000 -$99,999	4.50%	4.71%	3.75%
$100,000-$249,999	3.50%	3.63%	2.75%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.50%
$1 million or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	See the "Large Order Net Asset Value Purchase Privilege" section on page 27.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above.  No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund.

Quantity Discounts. You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 in Class A shares of the Fund over the next 13 months ("Letter of Intent") (see below); or

•	the amount of Class A shares you already own in the Fund plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount").

By signing a Letter of Intent you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent.  Shares equal to 5.75% of the amount of the Letter of Intent will be held in escrow during the 13-month period.  If, at the end of that time, the total net amount invested made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amount invested had the Letter of Intent not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you. If you establish a Letter of Intent with the Fund you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The point of the Letter of Intent and Cumulative Discount is to let you count investments made at other times for purposes of calculating your present sales charge.  Any time you can use the privileges to "move" your investment into a lower sales charge category, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund.  This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase.  These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

Investors must notify the Fund or an authorized dealer at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or an authorized dealer, with certain information or records to verify eligibility for a quantity discount.  Such information or records may include account statements or other records for shares of the Fund in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers.  Upon such notification, an investor will pay the lowest applicable sales charge.  Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Information about sales charges can be found on the Fund's website www.palmersquarefunds.com or you can consult with your financial representative.

Net Asset Value Purchases. You may be able to buy Class A shares without a sales charge when you are:

•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•
financial intermediaries that: (i) are compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) have entered into an agreement with the Fund to offer Class A shares through a no-load network or platform, may buy without a sales charge on behalf of your clients;

•	a current trustee of the Trust; or

•
an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Fund's transfer agent (the "Transfer Agent") can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege.  There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed in the event of certain redemptions within 12 months after the end of the month in which such purchase was made.  From its own profits and resources, the Advisor may pay authorized dealers up to 1.00% on investments made in Class A shares with no initial sales charges.

The CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the distributor that the dealer waives the finder's fee.  Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible.

Class I Shares

To purchase Class I shares of the Fund, you generally must invest at least $1,000,000.  Class I shares are not subject to any initial sales charge.  There also is no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing distribution fees.

Distribution Plan

The Fund has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares.  Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its Class A shares.  These fees are paid to broker-dealers, financial advisors, or other persons, including the Fund’s distributor, for distribution or distribution related activities.

The Plan provides for the payment of a fee at the annual rate of 0.25% of the average daily net assets attributable to Class A shares.  Because this fee is paid out of the Fund's assets attributable to Class A shares, the fee will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges.  The net income attributable to Class A shares will be reduced by the amount of distribution and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading "Fees and Expenses of the Fund" provides a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

Class I shares are not subject to any distribution fees under the Plan.

Shareholder Servicing Fee

In addition, each Fund share class may pay a fee at an annual rate of up to 0.25% of its average daily net assets to shareholder servicing agents.  Shareholder servicing agents provide administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.

Additional Share Purchase Programs

Listed below are some of the shareholder services the Fund offers to investors.  For a more complete description of the Fund's shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please contact your authorized dealer.

Purchases by Telephone. Investors may purchase additional shares by calling 1-866-933-9033.  If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House ("ACH") network.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the public offering price (the NAV next calculated after receipt of your purchase order plus any applicable sales charge).

Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund.  Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution.  Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution.  This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-866-933-9033.  The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV.  If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund's current NAV and to reinvest all subsequent distributions.

Availability of Information

Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund's website at www.palmersquarefunds.com.  The Prospectus and SAI are also available on the website.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household.  If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of the Fund's shares is based upon the NAV.  The NAV for each class of the Fund is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of shares outstanding in such class.

The NAVs take into account all of the expenses and fees of the Fund, including management fees and distribution/service fees, which are accrued daily.  The Fund's NAVs are typically calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open for unrestricted business.  The Fund's NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE is closed on weekends and most U.S. national holidays.  However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund's NAVs on days when you are not able to buy or sell Fund shares.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.  The Board has adopted procedures in the event that the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund's pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security's fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund's NAVs from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund's NAVs are determined.  If the event may result in a material adjustment to the price of the Fund's foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund's NAVs.  Other types of portfolio securities that the Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including "restricted" securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Buying Shares

The Fund's shares are offered on a continuous basis through Grand Distribution Services, LLC (the "Distributor"), as principal underwriter, located at 803 West Michigan Street, Milwaukee, Wisconsin  53233-2301.  Shares also may be purchased through members of the Financial Industry Regulatory Authority ("FINRA") who are acting as securities dealers ("dealers") and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors ("brokers").  Dealers and brokers are sometimes referred to herein as authorized dealers.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100
Class I Shares
All Accounts	$1,000,000	$5,000

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.  When purchasing shares of the Fund, investors must specify whether the purchase is for Class A or Class I shares.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  The Fund also reserves the right to pay redemptions by an "in-kind" distribution of securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above.  Exceptions may be made at the Fund's discretion.  You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below.  Please ensure that you include your account number on the check.  If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check.  You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary.  The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  Please follow the procedures described in this Prospectus.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount.  Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP.  If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month.  In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  The first AIP purchase will be made 15 days after the Fund’s transfer agent (the “Transfer Agent”) receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-866-933-9033 at least five days prior to the date of the next AIP transfer.  The Fund may modify or terminate the AIP at any time without notice.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address (if different) as well as your Social Security Number or Taxpayer Identification Number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  The Fund reserves the right to deny applications if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.  Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Timing and Nature of Requests

The purchase price you will pay for the Fund's shares will be at the next NAV (plus sales charge, if applicable) calculated after the Transfer Agent or your approved financial intermediary receives your request in good order.  "Good order" means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Palmer Square Absolute Return Fund.  All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on a business day will be processed on that same day.  Requests received in good order after 4:00 p.m. (Eastern Time) or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV (plus sales charge, if applicable). If you purchase shares through a financial intermediary, it may have an earlier deadline for purchase and sale requests.

Methods of Buying

Through a broker- dealer or other financial intermediary
The Fund is offered through certain approved financial intermediaries (and their agents).  The Fund is also offered directly.  An order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be executed at the next NAV (plus sales charge, if applicable) calculated by the Fund.  Your financial intermediary will hold your shares in a pooled account in its (or its agent's) name.  The Fund or the Advisor may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The financial intermediary which offers shares may require payment of additional fees from its individual clients.  If you invest through your financial intermediary, the policies and fees may be different than those described in this Prospectus.  For example, the financial intermediary may charge transaction fees or set different minimum investments.  Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's Prospectus.  Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below.  The Fund will not accept payment in cash, including cashier's checks.  Also, to prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler's checks, money orders or starter checks for the purchase of shares.

To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Palmer Square Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Palmer Square Funds 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone
To make additional investments by telephone, you must authorize telephone purchases and complete the Bank Information section on your account application.  If you have given authorization for telephone transactions, completed the Bank Information section and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-866-933-9033 and you will be allowed to transfer money in amounts of at least $100 from your bank account to the Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV (plus sales charge, if applicable) calculated on that same day.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire transfer, a completed account application must be received by the Fund before your wire can be accepted.  You may mail or send by overnight delivery your account application to the Transfer Agent.  Upon receipt of your completed account application, an account will be established for you.  The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to Palmer Square Funds
A/C # 9871916960

For further credit to:
"Palmer Square Absolute Return Fund"
Your account number
Name(s) of investor(s)
Social security or tax ID numbers

Before sending your wire, please contact the Transfer Agent at 1-866-933-9033 to notify it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same-day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Generally, holders of shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge or redemption fee) at any time.  As described under the Prospectus heading "Purchase of Shares," redemptions of Class A shares bought pursuant to the Large Order Net Asset Value Purchase Privilege may be subject to a CDSC.  Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.  Redemptions generally will be subject to federal income tax if you hold shares of the Fund in a taxable account.

Through a broker-dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary.  The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day's NAV.  Orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund does not value its shares will be transacted at the next business day's NAV.  Please keep in mind that your approved financial intermediary may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail.  Send your written redemption request to Palmer Square Funds at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  The redemption request must be signed by all shareholders listed on the account.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail Palmer Square Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Palmer Square Funds 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

A Medallion signature guarantee must be included if any of the following situations apply:

	•	You wish to redeem more than $50,000 worth of shares;

	•	When redemption proceeds are sent to any person, address or bank account not on record;

	•	If a change of address was received by the Transfer Agent within the last 15 days;

	•	If ownership is changed on your account; or

	•	When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Fund at 1-866-933-9033 and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wire transfers  are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds.  Overnight check delivery is subject to a $15 fee (additional charges may apply for Saturday delivery).  You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.  If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares up to $50,000 by instructing the Fund by phone at 1-866-933-9033.  Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:

•	The Fund account number;
•	The name in which his or her account is registered;
•	The social security or tax identification number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming their shares by mail should submit written instructions with a Medallion signature guarantee (if you wish to redeem more than $50,000 worth of shares) from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.  The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis.  Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan ("SWP").  The minimum withdrawal amount is $100.  If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account if you have established that privilege on your account.  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-866-933-9033.  The Fund may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.  In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund will not honor your request.The request will need to be submitted after the check has cleared. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund's securities or making such sale or the fair determination of the value of the Fund's net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund's shareholders.

Other Redemption Information

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund may pay all or part of a shareholder's redemption proceeds in liquid securities with a market value equal to the redemption price (known as redemption-in-kind).  If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund's minimum initial investment amount due to your redemption activity.  In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice.  If, within 30 days of the Fund's written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV.  The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund's NAV.

Cost Basis Information

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold.  Covered shares are any mutual fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (FIFO) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  You may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.  Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund's performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include monitoring trading activity and using fair value pricing.   In addition, the Fund may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Fund believes is consistent with shareholder interests.

Monitoring Trading Practices
The Fund may monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder's accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Fund's efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;

•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason;

•
reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor's history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•	reject any purchase or redemption request that does not contain all required documentation; and

•	subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under "Methods of Buying."

Your broker or other financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

The Fund or the Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions some of which may be affiliate for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries that sell shares of the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund's shareholders.  The Advisor may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

The per share distributions on Class A shares may be lower than the per share distributions on Class I shares as a result of the higher distribution/service fees applicable to Class A shares.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general.  Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares.  If you sell Fund shares, it is generally considered a taxable event.

Distributions of net investment income, other than “qualified dividend income,” and distributions of short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates.  Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.  For taxable years beginning on or before December 31, 2012, distributions reported as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.  Dividends paid by a Fund may qualify in part for the dividend deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.  Information on the federal income tax status of dividends and distributions is provided annually.

If you are neither a citizen nor a resident of the United States, certain dividends you receive from the Fund may be subject to federal withholding tax.  To the extent that the Fund’s distributions are subject to such withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty).  Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund that began before January 1, 2012.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions.  Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.  The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund class, assuming reinvestment of all dividends and distributions. The financial information for the period shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Per share operating performance.
For a capital share outstanding throughout the period.
Class A

	For the Period
	May 17, 2011*
	to April 30, 2012
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss	(0.10)	1
Net realized and unrealized loss on investments and foreign currency	(0.23)
Total from investment operations	(0.33)
Net asset value, end of period	$9.67

Total return	(3.30)%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	10,903

Ratio of expenses to average net assets:
Before fees waived	3.97%	3, 4
After fees waived	3.36%	3, 4
Ratio of expenses to average net assets (excluding dividends and interest expense on securities sold short):
Before fees waived	3.11%	3
After fees waived	2.50%	3
Ratio of net investment loss to average net assets:
Before fees waived	(1.74)%	3, 5
After fees waived	(1.13)%	3, 5
Portfolio turnover rate	490%	3, 6

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Not annualized.
3	Annualized.
4	Includes dividends on securities sold short and interest expense.
5
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.89)%; the ratio of net investment income to average net assets after fees waived would have been (0.28)%.

6
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which excludes cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional value of certain derivative contracts.  Had the turnover ratio included cash, options and related derivative trading activities, the Fund’s advisor believes the ratio would have been lowered.

Per share operating performance.
For a capital share outstanding throughout the period.
Class I

	For the Period
	May 17, 2011*
	to April 30, 2012
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss	(0.08)	1
Net realized and unrealized loss on investments and foreign currency	(0.22)
Total from investment operations	(0.30)
Net asset value, end of period	$9.70

Total return	(3.00)%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	122,632

Ratio of expenses to average net assets:
Before fees waived	3.72%	3, 4
After fees waived	3.11%	3, 4
Ratio of expenses to average net assets (excluding dividends and interest expense on securities sold short):
Before fees waived	2.86%	3
After fees waived	2.25%	3
Ratio of net investment loss to average net assets:
Before fees waived	(1.49)%	3, 5
After fees waived	(0.88)%	3, 5
Portfolio turnover rate	490%	3, 6

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Not annualized.
3	Annualized.
4	Includes dividends on securities sold short and interest expense.
5
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.64)%; the ratio of net investment income to average net assets after fees waived would have been (0.03)%.

6
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which excludes cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional value of certain derivative contracts.  Had the turnover ratio included cash, options and related derivative trading activities, the Fund’s advisor believes the ratio would have been lowered.

Investment Advisor
Palmer Square Capital Management LLC
11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas 66211

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
JP Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, Texas 75254

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, Wisconsin  53233

Distributor
Grand Distribution Services, LLC
803 W. Michigan Street
Milwaukee, Wisconsin  53233

Palmer Square Absolute Return Fund
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.  In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

The SAI, annual and semi-annual reports are available free of charge on the Fund’s website at www.palmersquarefunds.com.  You can obtain a free copy of the SAI or the Fund's annual and semi-annual reports (once available), request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-866-933-9033 or by writing to:

Palmer Square Absolute Return Fund
P.O. Box 2175
Milwaukee, WI  53201

You may review and copy information including the shareholder reports and SAI at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	Free of charge from the SEC's EDGAR database on the SEC's Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

________________________________________________

(The Trust's SEC Investment Company Act file number is 811- 21719)

Statement of Additional Information
August 31, 2012

PALMER SQUARE ABSOLUTE RETURN FUND
a series of the Investment Managers Series Trust
CLASS A SHARES/PSQAX
CLASS I SHARES/PSQIX

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Prospectus dated August 31, 2012, as may be amended from time to time, of the Palmer Square Absolute Return Fund (the "Fund"), a series of the Investment Managers Series Trust (the "Trust").  Palmer Square Capital Management LLC is the investment advisor to the Fund.  A copy of the Fund's Prospectus may be obtained by contacting the Fund at the address or telephone number specified below.

Palmer Square Absolute Return Fund
P.O. Box 2175
Milwaukee, Wisconsin  53201
1-866-933-9033

THE TRUST AND THE FUND	3
INVESTMENT STRATEGIES AND POLICIES	3
MANAGEMENT OF THE FUND	37
PORTFOLIO TRANSACTIONS AND BROKERAGE	56
PORTFOLIO TURNOVER	58
PROXY VOTING POLICY	58
ANTI-MONEY LAUNDERING PROGRAM	59
PORTFOLIO HOLDINGS INFORMATION	59
DETERMINATION OF NET ASSET VALUE	61
PURCHASE AND REDEMPTION OF FUND SHARES	63
FEDERAL INCOME TAX MATTERS	64
DIVIDENDS AND DISTRIBUTIONS	73
GENERAL INFORMATION	74
FINANCIAL STATEMENTS	76
APPENDIX "A"	77
APPENDIX "B"	85

THE TRUST AND THE FUND

The Trust (is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  .  The Trust currently consists of various series of shares of beneficial interest, par value $0.01 per share.  This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company.  Such a registration does not involve supervision of the management or policies of the Fund.  The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the "1940 Act").  Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.  Although the Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986.

Palmer Square Capital Management LLC (the "Advisor") is the advisor to the Fund.  The Advisor has entered into sub-advisory agreements with each of the following ten sub-Advisors with respect to the Fund: Argonaut Management L.P., Coe Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, Forum Asset Management, LLC, Fountain Capital Management, LLC, Glaxis Capital Management, LLC, , , Mesirow Financial Investment Management, Inc., Pinebank Asset Management, L.P., SSI Investment Management, Inc., and Turner Investments L.P. (each a “Sub-Advisor” and collectively the “Sub-Advisors”). The sub-Advisors to which the Fund’s assets are allocated may change from time to time in the sole discretion of the Advisor. As of the date of this SAI, the Fund’s assets which have been allocated to Sub-Advisors are allocated among Coe Capital Management, LLC, Forum Asset Management, LLC, Fountain Capital Management, LLC, Glaxis Capital Management, LLC, Mesirow Financial Investment Management, Inc., Pinebank Asset Management L.P., SSI Investment Management, Inc., and Turner Investments L.P.

INVESTMENT STRATEGIES AND POLICIES

The discussion below supplements information contained in the Fund's Prospectus pertaining to the investment policies of the Fund.

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility.  This financial crisis has caused a significant decline in the value and liquidity of many securities.  Although the markets for a variety of asset classes have begun recovering lately, it is impossible to predict whether the financial market recovery will continue or if market conditions will get worse.  Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

The Fund may invest in the following:

Common Stock

Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as holders of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

The fundamental risk of investing in common stock is that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

The Fund's investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities.  Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor or relevant Sub-Advisor.  Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them.  They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date.  Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless.  Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value.  The prices of warrants do not necessarily parallel the prices of the underlying securities.

Foreign Securities

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital.  Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors' assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.  In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund's performance, including foreign withholding taxes on foreign securities' dividends.  Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.  Foreign companies may be subject to different accounting, auditing and financial reporting standards.  Most of the foreign securities held by the Fund will not be registered with the SEC, nor will the issuers thereof be subject to the reporting requirements of the SEC.  Accordingly, less information may be available about foreign companies than is generally available on issuers of comparable securities in the United States.  Foreign securities may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations.  In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities held by the Fund.

Depository Receipts.  American Depository Receipts ("ADRs") are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company's office or agent in a foreign country.  Investing in ADRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars.  These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  The Fund may be required to pay foreign withholding or other taxes on certain ADRs that it owns, but investors may or may not be able to deduct their pro rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax.  See "Federal Income Tax Matters."  ADRs may be sponsored by foreign issuers or may be unsponsored.  Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities.  While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs.  Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

Emerging Markets.  There are special risks involved in investing in emerging market countries.  Many investments in emerging markets can be considered speculative, and their prices can be more volatile than in the developed nations of the world.  This difference reflects the greater uncertainties of investing in less established markets and economies.  The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.  Some companies in emerging markets are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries.  Most emerging market countries are the main suppliers of agricultural, energy, base and precious metals to the world, but there are some emerging market economies that are not rich in natural resources and are adversely affected by an increase in world commodity prices.  Some countries may still have archaic economic or legal systems.  The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries.

In certain emerging market countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth.  Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.  The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption.  Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.  A number of these countries are highly dependent on foreign loans for their operation.  There have been moratoria on, and rescheduling of, repayment with respect to many countries' debts.  Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Under foreign tax laws, taxes may be withheld at the source in certain foreign countries and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.  Amounts realized on foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign Currency Transactions. The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract.  A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered to be derivatives.  The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. dollar value of interest and dividends paid on those securities.  The Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund's assets that are denominated in that specific currency.  The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.  Forward contracts involve a risk of loss if the Advisor or relevant Sub-Advisor is inaccurate in predicting currency movements.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency.  The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance.  Although forward contracts can reduce the risk of loss if the value of the hedged currencies declines, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information available is generally representative of very large transactions in the interbank market.  The interbank market in foreign currencies is a global around-the-clock market.  Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Initial Public Offerings

The Fund may invest in securities offered companies in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.  Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid that those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

Fixed Income Securities

The Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity. The Fund may invest in investment grade corporate debt securities and below investment grade corporate debt securities (commonly known as “junk bonds” or “high yield bonds”). Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Service, Inc. (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) each of which are considered a nationally recognized statistical rating organization (“NRSRO”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. The Fund will not invest in securities that are rated below D by S&P or Moody’s. The Fund may hold a debt security rated below D if a downgrade occurs after the security has been purchased. See Appendix A for a description of corporate bond ratings. The Fund may also invest in unrated debt securities that the Adviser or relevant sub-Advisor believes are of comparable quality to the rated securities in which the Fund may purchase.

Junk Bonds.  Junk bonds generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a debt security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser or relevant Sub-Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Corporate Debt Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.  The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Convertible Securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser or a Sub-Advisor, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser or Sub-Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser or Sub-Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are subject to the risks associated generally with fixed income securities.

Zero-Coupon Securities.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Unrated Debt Securities.  The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Obligations

The Fund may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations,” below). In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

The Fund may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mae,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.  In addition, asset-backed securities are not backed by any governmental agency.

Mortgage-Backed Securities

The Fund may invest in securities that directly or indirectly represent participations in, or are collateralized by, payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”).  Mortgage-Backed Securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”) and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain Mortgage-Backed Securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Adviser or a Sub-Advisor purchases a Mortgage-Backed Security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a Mortgage-Backed Security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a Mortgage-Backed Security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the securities’ return to the Fund. In addition, regular payments received in respect of Mortgage-Backed Securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue Mortgage-Backed Securities and among the securities that they issue. Mortgage-Backed Securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. This guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-Backed Securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are guaranteed as to timely payment of the principal and interest by Fannie Mae. Fannie Maes are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government sponsored organization owned entirely by private stockholders. Mortgage-Backed Securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Mac PC’s”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Fund may also invest in Mortgage-Backed Securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans (“CMOs” and “REMICs”) and derivative multiple-class mortgage-backed securities (“Stripped Mortgage-Backed Securities” or “SMBSs”).

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by the Fund. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans.

These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. These economic conditions may reduce the cash flow that the Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Fund may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by the Fund may experience further declines after they are purchased by the Fund. The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by the Fund, and could adversely affect the yields on the mortgage related securities owned by the Fund and could have the effect of reducing returns to the Fund that has invested in mortgage-related securities collateralized by these residential mortgage loans.

Structured Securities

A structured security is a security having a return tied to an underlying index or other security or asset class.  Structured securities generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.  This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.  The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.  Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

Stripped Securities

The Fund may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).  These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes.  Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Fund.

Floating Rate and Inverse Floating Rate Securities

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.  Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.  Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula.

When-Issued or Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis.  For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment.  The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed.  The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place.  When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price.  The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities.  To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments.  On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.  It is the current policy of the Fund not to enter into when- issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Loan Participations

The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured.  Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or may buy part of a loan, becoming a part lender.  When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.  Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.  The Fund may make investments in indebtedness and loan participations to achieve capital appreciation, rather than to seek income.  The Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers".  Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor or Sub-Advisor believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.  Investments in loan participations are considered to be debt obligations.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.  For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations."  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by the Fund.

Investment Company Securities

The Fund may invest in shares of other open-end and closed-end investment companies (each, an "Underlying Fund"), including affiliated funds, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.  Generally, under the Investment Company Act of 1940 and SEC rules adopted pursuant to the 1940 Act, the Fund's acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of any affiliated fund's voting securities.

•	The Fund and its "affiliated persons" may own no more than 3% of an unaffiliated fund's voting securities, subject to the following restrictions:

•	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

•
Any Underlying Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund's purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until the Advisor or Sub-Advisor determines it is appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund.  At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund.  As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange Traded Funds ("ETFs")

The Fund may invest in ETFs, which are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange.  The Fund will purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.  ETF shares are subject to the same risks as other investment companies, as described above.  Certain risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index); and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid.  Furthermore, there may be times when the exchange halts trading in which case a Fund owning ETF shares would be unable to sell them until trading is resumed.  In addition, because ETFs often invest in a portfolio of common stocks and "track" a designated index, an overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. Other risks associated with ETFs include the possibility that: (i) an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Exchange Traded Notes ("ETNs")

An investment in an Exchange Traded Note (ETN) involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount a maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Other Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles, including limited partnerships.  Examples of such vehicles include private equity funds and private equity funds of funds.  A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period.  A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that the Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Options Transactions

The Fund may invest in put and call options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.  Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other investment vehicles advised by the Advisor or Sub-Advisor and other clients of the Advisor or Sub-Advisor may be considered such a group.  Position limits may restrict a Fund's ability to purchase or sell options on particular securities and on stock indices.  Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options may also be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to a Fund.

Covered Option Writing.  The Fund may write "covered" calls and "covered" puts on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities.  In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is "covered" if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Options on Stock Indices.  The Fund may write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When a fund writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian any combination of cash, cash equivalents or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or on the NASDAQ against which a fund has not written a call option and which has not been hedged by the sale of stock index futures.

Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts.  The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.  A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro.  It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin").  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract.  This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.  In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

Over the Counter Options and Futures Transactions

The Fund may invest in options, futures, swaps and related products.  The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with "caps," "floors" or "collars".  A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents. If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Over-the-Counter ("OTC") transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor or relevant Sub-Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Swap Agreements

Total Return Swaps. The Fund may enter into total return swap contracts for investment purposes.  Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swap agreements for investment purposes.  A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.  The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

Currency Swaps. The Fund may enter into currency swap agreements for investment purposes.  Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Commodities and Commodity Contracts

The Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly (metals are considered "commodities" under the federal commodities laws), and purchase or sell previous metal commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. The Fund may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity. The Fund will only invest in commodities that the Advisor or relevant Sub-Advisor believes can be readily liquidated.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Master Limited Partnerships (“MLPs”)

An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement.  Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partners’ Board of Directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. An incentive distribution to the general partner provides that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Private Placements and Restricted Securities

The Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of the Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade. Additionally, the Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct transactions in underlying securities.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. The Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its percentage limitation for investments in illiquid securities.

Short Sales

The Fund may seek to hedge investments or realize additional gains through the use of short sales.  Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets.  The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract, due to, for instance, its insolvency or bankruptcy. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

In a short sale against the box, a fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost.

Short-Term Investments

Money Market Mutual Funds. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including U.S. government obligations, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

To the extent that the Fund invests in money market funds, your cost of investing in the Fund will generally be higher since you will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, investing in money market funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers' acceptances and time deposits in U.S. dollar or foreign currencies.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers.  See "Foreign Securities" above.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations.  General economic conditions, government policy (including emergency reasons) and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness.  However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund's investment in commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group ("S&P"), "Prime-1" or "Prime-2" by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor or relevant Sub-Advisor to be of comparable quality.  These rating symbols are described in Appendix A.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities.  Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor or relevant Sub-Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans by the Fed.

Reverse Repurchase Agreements

The Fund may enter into "reverse" repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions.  The Fund may invest a maximum of 10% of total assets in reverse repurchase agreements.  Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price.  Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense. Subject to the limitations described under "Investment Limitations" below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund's assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes.  Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called "restricted securities"); and (iii) repurchase agreements having more than seven days to maturity.  A considerable period of time may elapse between the Fund's decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline.

Lending Portfolio Securities

The Fund may lend portfolio securities in an amount not exceeding one-third of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations.  Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms and the issuing bank would have to be satisfactory to the Fund.  Any loan may be secured by any one or more of the three types of collateral.  The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Code.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor or relevant Sub-Advisor.  Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  There is no limit on the extent to which the Fund may take temporary defensive measures.  In taking such measures, the Fund may fail to achieve its investment objective.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund.  Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.  The Fund's investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures, swaps, when-issued or delayed delivery securities, and reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

4.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as real estate investment trust (REITs);

5.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund's net assets.

6.
Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities.  An illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued it.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.  With respect to borrowings, in the event that borrowings exceed the one-third limitation, the Fund will, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to the extent necessary to comply with the one-third limitation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Sub-Advisors, co-administrators, distributor, custodian and transfer agent.  The day-to-day operations of the Trust are delegated to its officers, except that the Advisor and Sub-Advisors are responsible for making day-to-day investment decisions in accordance with the Fund's investment objective, strategies, and policies, all of which is subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five year are listed in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.  Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act (collectively, the "Independent Trustees").

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
"Independent" Trustees:
Charles H. Millera (Born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data, A Broadridge Company, a provider of technology and services to asset management firms (1997-present).	49	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	49	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	49	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund's distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	49	None.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006), Partner, the Wadsworth Group, a mutual fund administration and consulting services provider (1990 – 2001).	49	Advisors Series Trust (1997 to 2007).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006), Vice President, the Wadsworth Group, a mutual fund administration and consulting services provider (1994 – 2001).
			N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006) ; Vice President, the Wadsworth Group, a mutual fund administration and consulting services provider (1997 – 2001).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynskia (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an "interested person" of the Trust by virtue of his position with the Fund's distributor, Grand Distribution Services, LLC and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund.  Mr. Banhazl is deemed to be an "interested person" of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund's co-administrator.

Compensation

Each Independent Trustee receives from the Trust a quarterly retainer of $10,000, $5,000 for each regular meeting attended and $2,500 for each special in-person meeting attended.  In addition, Ms. Rabun receives an additional annual retainer of $12,000 for serving as Chairperson of the Board, each of Mr. Young and Mr. Miller receives an additional annual retainer of $8,000 for serving as Audit Committee Chair and Valuation Committee Chair, respectively, and Mr. Young receives an additional annual retainer of $4,000 for serving as Derivatives Risk Oversight Committee Chair.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund1	Pension or Retirement Benefits Accrued as Part of Fund's Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust (37 Funds) Paid to Trustees1
Independent Trustees
Charles H. Miller, Trustee and Valuation Committee Chair	$1,703	None	None	$52,500
Ashley Toomey Rabun, Trustee and Chairperson	$1,756	None	None	$54,000
William H. Young, Trustee and Audit Committee Chair	$1,756	None	None	$54,000

1	For the period May 17, 2011 (commencement of operations) through April 30, 2012.

Mr. Zader and Mr. Banhazl are not compensated for their services as Trustees because of their affiliation with the Trust.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an "interested person" of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their positions with the Trust's co-administrators.  In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has four standing committees:  the Audit Committee, the Derivatives Risk Oversight Committee (the “Derivatives Committee”), the Nominating and Governance Committee (the "Nominating Committee"), and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust's annual audit and any matters bearing on the audit or the Fund's financial statements and to assist the Board's oversight of the integrity of the Fund's pricing and financial reporting.  The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young.  It does not include any Interested Trustees.  The Audit Committee met twice during the period May 17, 2011 (commencement of operations) through April 30, 2012 with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee ("QLCC") for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.  The QLCC meets as needed.  The QLCC did not meet during the period May 17, 2011 (commencement of operations) through April 30, 2012.

•
The Derivatives Committee reviews the types of investments in derivatives made by various series of the Trust.  The Derivatives Committee conducts meetings periodically in order to inform the Board of Trustees about various series’ derivatives positions, related valuation issues and such other matters related to derivatives as the Committee shall determine. The Derivatives Committee is comprised of Messrs. Young and Miller and is chaired by Mr. Young.  The Derivatives Committee meets as needed and did not meet during the period May 17, 2011 (commencement of operations) through April 30, 2012.

•
The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as it considers necessary from time to time.  The Nominating Committee will consider nominees properly recommended by the Trust's shareholders.  Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust's Secretary.  The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller.  The Nominating Committee did not meet during the period May 17, 2011 (commencement of operations) through April 30, 2012.

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.  The Valuation Committee met twice during the period May 17, 2011 (commencement of operations) through April 30, 2012.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust's management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust's co-administrators.  The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund's investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Advisor, Sub-Advisors, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Fund's CCO, the Advisor's management, and other service providers (such as the Fund's independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees.  As of December 31, 2011, no Trustees beneficially owned shares of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	None
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. To the best knowledge of the Trust, shareholders owning 5% or more of the outstanding shares of the Fund as of record are set forth below:

Shareholder	Jurisdiction	Percentage of Total Outstanding Shares of the Class as of August 2, 2012
Class I
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	California	46.22%
National Financial Services LLC 200 Liberty Street One World Financial Center 5th Fl New York, NY 10281	Delaware	42.37%

 As of August 2, 2012, the Trustees and officers of the Trust as a group did not own any shares of the Fund.  Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisors, the Fund's distributor, Grand Distribution Services, LLC (the "Distributor"), or any of their affiliates.  Accordingly, neither the Independent Trustees nor members of their immediate families, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisors, the Distributor or any of their affiliates

The Advisor

Palmer Square Capital Management LLC acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement").

Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with investment advice, makes recommendations with respect to the selection and continued employment of sub-advisors to manage the Fund’s assets, directs the allocation of the Fund’s assets among the sub-advisors and oversees the investments made by the sub-advisors.  The Advisor also continuously monitors and adjusts the allocation of the Fund’s assets among the sub-advisors and considers and identifies new investments on an on-going basis.  Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.

The Advisory Agreement will remain in effect for an initial two-year period.  After the initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days' notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to the limit set forth in the Expense Table in the Prospectus (the "expense cap").  Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years from the date the expense was incurred.  Any such reimbursement is also contingent upon the Board's subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

The Fund paid the following advisory fees to the Advisor:

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the period May 17, 2011 (commencement of operations) through April 30, 2012	$ 1,638,457	$ 513,554	$ 1,124,903

Sub-Advisors

The Advisor, on behalf of the Fund, has entered into a sub-advisory agreement with the following Sub-Advisors with respect to the Fund (each a “Sub-Advisory Agreement”):

•	Argonaut Management L.P. (“Argonaut”)
•	Coe Capital Management, LLC (“Coe”)
•	Cramer Rosenthal McGlynn, LLC (“CRM”)
•	Forum Asset Management, LLC (“FAM”)
•	Fountain Capital Management, LLC (“Fountain”)
•	Glaxis Capital Management, LLC (“GCM”)
•	Mesirow Financial Investment Management, Inc. (“Mesirow”)
•	Pinebank Asset Management, L.P. (“PAM”)
•	SSI Investment Management, Inc. (“SSI”)
•	Turner Investments L.P. (“Turner”)

The Advisor compensates each Sub-Advisor out of the investment advisory fees the Advisor receives from the Fund. Each Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

During the period May 17, 2011 (commencement of operations) through April 30, 2012, the Advisor paid the Sub-Advisors total fees of $1,134,088.

Each Sub-Advisory Agreement will remain in effect for an initial two-year period.  After the initial two-year period, each Sub-Advisory Agreement continues in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor or the Sub-Advisor or the Trust. Each Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 60 days' written notice to the other party.  Additionally, each Sub-Advisory Agreement automatically terminates in the event of its assignment.  Each Sub-Advisory Agreement provides that the Sub-Advisor under such agreement shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisor of its duties under the Sub-Advisory Agreement.

Portfolio Managers

Other Accounts Managed by Portfolio Managers.

Advisor
(information as of April 30, 2012)

Christopher D. Long
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$132 million	0	$0
Other Pooled Investments	5	$201 million	5	$201 million
Other Accounts	14	$224 million	5	$0

Angie K. Long, CFA

Registered Investment Companies	1	$132 million	0	$0
Other Pooled Investments	5	$201 million	5	$201 million
Other Accounts	14	$224 million	5	$0

Sub-Advisors

			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Argonaut Management, L.P. (information as of April 30, 2012)
David Gerstenhaber
Registered Investment Companies:	0	$0	0	$0
Other pooled investment vehicles:	6	$800 million	6	$800 million
Other accounts:	6	$800 million	6	$800 million

Coe Capital Management, LLC (information as of April 30, 2012)
Mark D. Coe
Registered Investment Companies:	5	$51 million	0	$0
Other pooled investment vehicles:	5	$206 million	5	$206 million
Other accounts:	172	$103 million	0	$0

With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Cramer Rosenthal McGlynn, LLC (information as of April 30, 2012)
Jay Abramson
Registered Investment Companies:	5	$4.2 billion	0	$0
Other pooled investment vehicles:	4	$422.8 million	2	$77.4 million
Other accounts:	115	$6.4 billion	1	$22.2 million

Forum Asset Management, LLC (information as of April 30, 2012)
Ray Bakhramov
Registered Investment Companies:	1	$16 million	0	$0
Other pooled investment vehicles:	1	$17 million	1	$16 million
Other accounts:	0	$0	0	$0

Fountain Capital Management, LLC (information as of April 30, 2012)
Douglas Campbell, Gregory Murphy, Paul Carey, Erin Carney, and Adam Peltzer
Registered Investment Companies:	0	$0	0	$0
Other pooled investment vehicles:	2	$32 million	0	$0
Other accounts:	9	$1.03 billion	0	$12 million

Glaxis Capital Management , LLC (information as of April 30, 2012)
Matthew Miller
Registered Investment Companies:	0	$0	0	$0
Other pooled investment vehicles:	1	$101 million	1	$77 million
Other accounts:	7	$16 million	0	0
Paul Holland
Registered Investment Companies:	0	$0	0	$0
Other pooled investment vehicles:	1	$101 million	1	$77 million
Other accounts:	7	$16 million	0	$0

Mesirow Financial Investment Management, Inc. (information as of April 30, 2012)
Gary Klopfenstein, Fred Stambaugh, and Michael Miranda
Registered Investment Companies:	1	$5 million	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	63	$38.8 billion	11	$278 million

With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Pinebank Asset Management, L.P. (information as of April 30, 2012)
Oren Cohen
Registered Investment Companies:	0	$0	0	$0
Other pooled investment vehicles:	7	$242 million	0	$0
Other accounts:	0	$0	0	$0
Ed Galanek
Registered Investment Companies:	0	$0	0	$0
Other pooled investment vehicles:	7	$242 million	0	$0
Other accounts:	0	$0	0	$0

SSI Investment Management, Inc. (information as of April, 30, 2012)
George M. Douglas
Registered Investment Companies:	10	$549 million	2	33 million
Other pooled investment vehicles:	1	$181 million	0	0
Other accounts:	1	$1 million	0	0
Alex Volz
Registered Investment Companies:	10	$549 million	2	33 million
Other pooled investment vehicles:	0	$0	0	0
Other accounts:	0	$0	0	0

Turner Investments L.P. (information as of April 30, 2012)
Christopher Baggini, CFA
Registered Investment Companies:	3	$192.1 million	0	$0
Other pooled investment vehicles:	1	$1 million	1	$1 million
Other accounts:	2	$133 million	0	$0

Compensation of Portfolio Managers.

Advisor
Each portfolio manager receives a fixed base salary and an annual bonus from the Advisor.  The bonus is discretionary and determined based on various factors including individual performance and profitability of the Advisor.  In addition, Mr. Long shares in the profitability of the Advisor from his equity ownership of the firm.  The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

Sub-Advisors

Argonaut Management, L.P.
The portfolio manager receives a fixed base salary and also participates in a discretionary bonus pool that is determined annually.

Coe Capital Management, LLC
The portfolio manager receives a fixed base salary and also participates in a discretionary bonus pool based on individual and firm performance that is determined annually.

Cramer Rosenthal McGlynn, LLC (“CRM”)
CRM compensates its employees with competitive salaries and yearly bonuses based on personal and firm performance.  All employees are offered a standard 401(k) plan and receive annual discretionary bonuses, through the firm’s profit sharing plan.

Forum Asset Management, LLC
The portfolio manager receives a base salary and shares in the profitability of the firm from his equity ownership of the firm.

Fountain Capital Management, LLC
The portfolio managers receive a fixed base salary and ownership distribution.

Glaxis Capital Management, LLC
Portfolio managers are compensated by receiving an annual salary.  In addition, portfolio managers may receive an annual bonus based on total firm profitability at year end.

Mesirow Financial Investment Management, Inc.
The portfolio managers’ compensation includes a fixed base salary and a discretionary bonus that is allocated among members of the Mesirow Financial Currency Management Group.

Pinebank Asset Management, L.P.
The portfolio managers do not receive a fixed salary.  Each portfolio manager, as a managing partner of the firm, participates in the overall profitability of the firm and receives distributions.

SSI Investment Management, Inc.
Investment professionals are compensated through a combination of base salary, an annual performance-based bonus, and stock options. The performance-based bonus is based on the investment professional’s individual contribution to the product’s performance and success of the firm.

Turner Investments L.P.
The portfolio manager receives a fixed base salary and a bonus, which is a multiple of base salary, computed annually based primarily on the one-year performance of the portfolio manager’s sector and portfolio assignments relative to appropriate market benchmarks, and secondarily on subjective factors. In addition, the portfolio manager is an equity owner of the firm and shares in the firm’s profits.

Material Conflicts of Interest.  It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises.  In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or Sub-Advisor.  While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons.  In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor and Sub-Advisors to allocate investment ideas pro rata to all accounts with the same primary investment objective.

The goal of the Advisor and Sub-Advisors is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  The Advisor and Sub-Advisors have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.

Securities Owned in the Fund by Portfolio Managers.  As of April 30, 2012, the portfolio managers own equity securities of the Fund as follows:

Dollar Range of Securities in the Funds (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000
Christopher D. Long	Advisor	F
Angie K. Long, CFA	Advisor	F
David Gerstenhaber	Argonaut Management, L.P.	G
Mark D. Coe	Coe Capital Management, LLC	G
Jay Abramson	Cramer Rosenthal McGlynn, LLC	A
Ray Bakhramov	Forum Asset Management, LLC	G
Douglas E. Campbell, Erin E. Carney	Fountain Capital Management LLC	A
Paul V. Holland, Mathew M. Miller	Glaxis Capital Management, LLC	A
Gary Klopfenstein, Fred Stambaugh, Mike Miranda	Mesirow Financial Investment Management, Inc.	A
Oren Cohen	Pinebank Asset Management, LP	G
Alex Volz	SSI Investment Management, Inc.	D
George Douglas	SSI Investment Management, Inc.	E
Christopher Baggini, CFA	Turner Investments, L.P.	F

Service Providers

Pursuant to a Co-Administration Agreement (the "Co-Administration Agreement"), UMB Fund Services, Inc. ("UMBFS"), 803 W. Michigan Street, Milwaukee, Wisconsin 53233, and Mutual Fund Administration Corporation ("MFAC"), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the "Co-Administrators"), act as co-administrators for the Fund.  The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties.  In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, the Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund's average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.07%
Thereafter	0.05%

The Fund paid the following co-administration fees:

Co-Administration Fees
For the period May 17, 2011 (commencement of operations) through April 30, 2012	$97,907

UMBFS also acts as the Trust's fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

JP Morgan Chase Bank, N.A. (the "Custodian"), is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses.  The Custodian's address is 14201 Dallas Parkway, Dallas, Texas 75254,   The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker, LLP, is the independent registered public accounting firm for the Fund whose services include auditing the Fund's financial statements and the performance of related tax services.

Distribution Agreement

The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with Grand Distribution Services, LLC, 803 W. Michigan Street, Milwaukee, Wisconsin  53233 (the "Distributor"), pursuant to which the Distributor acts as the Fund's distributor, provides certain administrative services and arranges for the sale of the Fund's shares.  The offering of the Fund's shares is continuous.  The Distributor, UMBFS and Custodian are affiliated companies.  The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf  of the Fund on 30 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 30 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor's obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") that provides for fees payable to the Distributor as an expense of the Fund that are used by the Distributor to pay for distribution of Class A shares.  The Rule 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale.  The Rule 12b-1 Plan also provides for post-sales servicing to holders of Class A shares. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.  The Rule 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

The Rule 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund's Class A shares for distribution services without the vote of a majority of the outstanding voting securities of such shares.  The Rule 12b-1 Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities.  The Rule 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of the Fund's Class A shares.

If the Rule 12b-1 Plan is terminated for the Fund's Class A shares in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor other than fees already payable under the Rule 12b-1 Plan, if the Rule 12b-1 Plan is terminated in accordance with its terms for any reason.

Class A shares of the Fund paid the following 12b-1 fees for the period May 17, 2011 (commencement of operations) through April 30, 2012:

12b-1 Fees
Broker-Dealers	$8,277
Total	$8,277

Shareholder Service Plan

The Board has adopted, on behalf of the Fund, a Shareholder Service Plan (the “Service Plan”) under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Fund will pay the Advisor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets.  The Advisor will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”) out of the fees the Advisor receives from the Fund under the Service Plan to the extent that the Service Organization performs shareholder servicing functions for Fund shares owned by its customers. These payments may be in addition to any amounts the Service Organization may receive as compensation for distribution or shareholder servicing of Class A shares pursuant to the Rule 12b-1 Plan.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement and Sub-Advisory Agreements, the Advisor and Sub-Advisors determine which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions.  The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor and Sub-Advisors will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor and Sub-Advisors that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  Each Advisor and Sub-Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement and Sub-Advisory Agreements with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund's general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor and Sub-Advisors to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Advisor's or Sub-Advisors’ overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor or Sub-Advisors.  Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor's or Sub-Advisors’ other client accounts.  If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts, the amount being purchased or sold in relation to Advisor's or Sub-Advisors’ target position in that particular security for the Fund and the client accounts, and cash position.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund.  However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

The Fund paid the following brokerage commissions:

Broker Commissions
For the period May 17, 2011 (commencement of operations) through April 30, 2012.	$ 676,281

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

The Fund’s portfolio turnover rate for the period May 17, 2011 (commencement of operations) through April 30, 2012 was 490%.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegates the responsibility for voting the Fund's proxies to the Advisor and Sub-Advisors, as applicable, subject to the Board's continuing oversight.  The Policies require that the Advisor and Sub-Advisors vote proxies received in a manner consistent with the best interests of the Fund.  The Policies also require the Advisor and Sub-Advisors to present to the Board, at least annually, the Advisor and Sub-Advisors’ Proxy Voting Policies and Procedures ("Proxy Policies") and a record of each proxy voted by the Advisor or Sub-Advisors on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor and Sub-Advisors as involving a conflict of interest.  See Appendix B for the Advisor and Sub-Advisors’ Proxy Policies and Guidelines.  This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund.  The Trust's Chief Compliance Officer ("CCO") will review this policy on a regular basis.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s or a Sub-Advisor's interests and the Fund's interests, the Advisor or Sub-Advisor will resolve the conflict by following the Advisor or Sub-Advisor’s policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund's complete proxy voting record for the 12-month period ending June 30th each year.  Once filed, the Fund's proxy voting record will be available without charge, upon request, by calling toll-free 1-866-933-9033 and on the SEC's web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act").  In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy").  The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Fund.  The Disclosure Policy applies to the Fund, Advisor, Sub-Advisors, and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Bingham McCutchen LLP, and the Fund's independent accountants, Tait, Weller & Baker, LLP (collectively, the "Service Providers").  Pursuant to the Disclosure Policy, non-public information concerning the Fund's portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund's shareholders.  The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor, Sub-Advisors or any affiliated person of the Advisor or Sub-Advisors) in connection with the disclosure of portfolio holdings information of the Fund.  The Fund's Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees.  Periodic reports regarding these procedures will be provided to the Trust's Board.

Portfolio holdings information will be deemed public (1) when it has been posted to the Fund's public website at www.palmersquarefunds.com or (2) in periodic regulatory filings on the SEC's website (www.sec.gov).  In addition, management of the Fund will make the top ten largest portfolio holdings as of the end of each calendar quarter available and may make the top ten largest portfolio holdings as of the end of each fiscal quarter available to any person who calls the Fund at 1-866-933-9033 and requests such information no earlier than five days following the effective date of such information (e.g. information as of January 31 may be made available no earlier than February 5). Once available in this manner, such portfolio holdings information will also be deemed to be public.

Non-Public Portfolio Holdings Information Policy.  All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy.  Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below.  These third parties include: (i) the Fund's Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, Sub-Advisors, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

Evaluation Service Providers.  These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.  Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund's non-public portfolio holdings information is released, and no lag period shall apply.  In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions.  The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund.  In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

Other Entities.  Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the Chief Compliance Officer and the President of the Trust.  The Chief Compliance Officer will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph.  There are no other ongoing arrangements as of the date of this SAI.

Current Arrangements Regarding Disclosure of Portfolio Holdings  As of the date of this SAI, the Trust or the Fund has on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust:  (i) Palmer Square Capital Management LLC (the Advisor), MFAC and UMBFS (the Trust's Co-Administrators) and JP Morgan Chase Bank, N.A. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no lag time); (ii) Tait, Weller & Baker, LLP (independent registered public accounting firm), Bingham McCutchen LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; (iii) RiskMetrics and Broadridge (ProxyEdge) pursuant to proxy voting agreements under which the Fund’s portfolio holdings information is provided daily or as needed to vote proxies; and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The NAV of each class of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV of a class is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) attributable to the class minus all liabilities (including accrued expenses) by the total number of shares in the class outstanding at such time.

Net Assets	=	NAV
Shares Outstanding

An example of how the Fund calculated the NAV as of April 30, 2012 is as follows:

Class A
$10,903,252	=	$9.67
1,127,054

Class I
$122,631,808	=	$9.70
12,647,218

Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund's securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Securities primarily traded in the National Association of Securities Dealers Automated Quotation ("NASDAQ"), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP").  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices.  Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are "thinly traded" or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security's value is based on "fair value" as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Fund's fair value methodology.  The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund's shares are not priced.  Therefore, the value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund's Prospectus.  Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase.  In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares.  However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in the Fund's view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year).  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (ii) for any period during which an emergency exists as a result of which the sale by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets;  (iii) for such other periods as the SEC may permit for the protection of the Fund's shareholders; or (iv) to ensure a recent purchase made by check clears.

Redemptions In Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).  The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed.  If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes.  The Fund has elected to be treated and intends to qualify each year to be taxed as a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions.  To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement.   In order to avoid liability for federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii)  98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.  The Fund's policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.  However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets.  If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares.  Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income.  For taxable years beginning on or before December 31, 2012, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations provided that certain holding period and other requirements are met), generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund.  The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Dividends paid by the Fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied.  The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year.  In view of the Fund's investment policies, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, a portion of the distributions by the Fund will be eligible for treatment as qualified dividend income and for the dividends received deduction.  However, the portion of the Fund's gross income attributable to qualified dividend income and qualifying dividends is largely dependent on the Fund's investment activities for a particular year and, therefore, cannot be predicted with any certainty.  Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels.  In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends and distributions from the Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared.  Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss.  The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year.  If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.  Any loss realized upon redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations considering their individual circumstances.

The Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions may also require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes.  The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund's transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes.  Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year.  The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner.  As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes.  Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements.  Dispositions of portfolio securities may resulting additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases.  So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified” foreign taxesif more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid.  If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above.  No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs").  ,PFICs may be the only or primary means by which the Fund may invest in some countries.  If the Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders.    Additional charges in the nature of interest may be imposed on either the Fund or shareholders with respect to deferred taxes arising from such distributions or gains.  Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held.  A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty).  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  The effectively connected dividends in this particular instance will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or at a lower rate, depending on the applicable treaty).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally does not apply to distributions of net capital gains.  For Fund taxable years that began before January 1, 2012, the 30% withholding tax also will not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends or interest-related dividends.   Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.   The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.  In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board.  The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes.  If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders.  For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund's NAV on the date paid by the amount of the dividend or distribution per share.  Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

Investment Managers Series Trust (formerly known as Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust changed its name to Investment Managers Series Trust on December 3, 2007.   The Trust currently consists of several series of shares of beneficial interest, par value of $0.01 per share.  The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund.  Each share represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares issued do not have pre-emptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees.  Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.  No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.  Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series' or class' shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Board, the Advisor, the Sub-Advisors and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Fund’s Annual Report to shareholders for the period May 17, 2011 through April 30, 2012 which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”.  A copy of the Fund’s Annual Report can be obtained at no charge by calling 1-866-933-9033 or writing the Fund.

APPENDIX "A"
DESCRIPTION OF CREDIT RATINGS

Standard & Poor’s Corporation

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A
Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB
Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B
Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC
Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C
The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r
The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who’s principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L
The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1
This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3
Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB
As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa
Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa
Bonds are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A
Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba,
B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)
When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds.  The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3
This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4
This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a
Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX "B"
PROXY VOTING POLICIES AND GUIDELINES

Advisor
Palmer Square Capital Management LLC

POLICY

It is the Firm’s policy, where it has accepted responsibility to vote proxies on behalf a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For client’s that are subject to ERISA, it is the Firm’s policy to follow the provisions of any ERISA plan’s governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

RESPONSIBILITY

Where the Firm has accepted responsibility to vote proxies on behalf a particular client, the Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Firm (the “Proxy Voting Guidelines”) and the Firm’s policies and procedures.

PROCEDURES

The Firm may vote client proxies where a client requests and the Firm accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, the Firm. In such circumstances the Firm will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the guidelines attached (“Proxy Voting Guidelines”) and the Firm’s policies and procedures. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted their proxies when applicable. At any time, a client may contact the Firm to request information about how it voted proxies for their securities. It is generally the Firm’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

The Firm’s Proxy Voting Committee will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. The Proxy Voting Committee may delegate the responsibility to vote client proxies to one or more persons affiliated with the Firm (such person(s) together with the Proxy Voting Committee are hereafter collectively referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when the Firm receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with the Firm’s Proxy Voting Guidelines. When the Firm receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of the Firm’s clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the Firm’s recordkeeping process. In performing its responsibilities the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.

Proxy Voting of Private Investment Funds

The Firm provides investment advisory services to private investment funds on a discretionary basis. Each Palmer Square fund is a fund of funds that invests in underlying portfolio funds but does not invest directly in securities of operating companies. As a result, the most common scenario for the Private Investment Fund’s is that Palmer Square is requested to vote a proxy where it relates to a limited partnership interest, limited liability membership interest, share or similar equity interest in a portfolio fund in which one of the Palmer Square funds invests in. All proxy requests received by Palmer Square and any clients’ request for voting information will be logged and maintained for no less than five years. After a review of the proxy request, the President will vote the proxy in accordance with the best interests of the fund and/or funds and log such vote and is rationale on the spreadsheet. On occasion, the Firm may abstain from voting a proxy and log the rationale for abstaining, if applicable.

ERISA Plans

Plans managed by the Firm governed by ERISA shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

Conflicts of Interest

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. The Firm will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

• Where the Proxy Voting Guidelines outline the Firm’s voting position, as either “for” or “against” such proxy proposal, voting will be accordance with the its Proxy Voting Guidelines.

• Where the Proxy Voting Guidelines outline the Firm’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:

o	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

o	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Third Party Delegation

The Firm may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to the Firm. The Chief Investment Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Committee.

Mutual Funds

In the event that the Firm acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund.

Special Circumstances

The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy; (ii) where the Firm deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm’s services; (iv) where a proxy is received for a security that the Firm no longer manages (i.e., the Firm had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which the Firm has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

BOOKS AND RECORDS

In its books and records, the Firm will maintain a copy of the following documents:

•	Proxy statement that the Firm receives regarding client’s securities;

•	Votes that the Firm casts on behalf of a client;

•	Any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and

•
Written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm’s written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.

The Firm may rely upon the Commission’s EDGAR system to maintain certain records referred to above.

Proxy Voting Guidelines

GENERAL POSITION	ISSUE
Directors, Executives & Employees
F	Uncontested Election of Director (Against for cause)
C	Contested Election of Director
F	Majority of Independent Directors
F	Board Committee membership exclusively of independent Directors
A	Directors required to own a minimum amount of company stock
A	Limit tenure of all Directors
F	Mandatory retirement age for all directors
F	D & O indemnification
A	Re-price management options
C	Stock based compensation for Directors
F	Employee stock purchase plans
F	Disclosure of Executive and Director pay
F	Shareholder ratification of golden parachutes
F	Shareholder approval to implement ESOP
F	401(k) savings plans for employees
C	Executive and Director compensation plans
C	Expensing Stock Options
C	Board Chairmanship independent of company management
Proxies & Tenders
A	Staggered or classified boards
F	Annual election of all directors
F	Shareholder ability to remove directors with or without cause
F	Shareholders electing directors to fill board vacancies
F	Cumulative Voting
A	Restriction of Shareholder ability to call special meetings
F	Shareholder's rights to act independent of management
F	Fixed size board
A	Management ability to alter size of board without shareholder approval
F	Submission of poison pill for shareholder ratification (for submission in order to vote against poison pill)

C	Redemption of poison pill
C	Fair price provisions
A	Supermajority for any significant issue
A	Annual option grants where total is more than 2% shares outstanding
C	Option grants where total is less than 2% shares outstanding
A	Instituting poison pills
F	Anti-greenmail charter or by-law amendments or other such restrictions
A	Dual class exchange offers or recaps or increases in authorized shares
T	Tender offers

LEGEND F - For A - Against C - Case-by-Case T - Take no action

GENERAL POSITION	ISSUE
Capital Structures
C	Increase shares of authorized common stock
C	Reverse stock splits
F	Requiring shareholder approval of "blank check" preferred stock
C	Authorization of preferred stock
F	Reduction of par value of common stock
C	Preemptive rights
C	Debt restructurings
C	Open market share repurchase plans
A	Creation of tracking stock
A	Opt in/out of state takeover statute
C	Mergers and acquisitions
C	Corporate restructurings, spin offs or asset sales
C	Liquidations
F	Approval rights
F	Corporate name change
Other Issues
F	Ratification of auditors
F	Requirement for auditor independence
F	Confidential voting
F	Equal access to proxy materials
A	Bundled proxy proposals
C	Shareholder advisory committees
F	Environment impact disclosure
F	Disclosure of military, political, employment practices
C	Blanket political, social, military principles
C	Mutual fund proxies

LEGEND F - For A - Against C - Case-by-Case T - Take no action

PROXY VOTING POLICIES AND GUIDELINES

Sub-Advisor
Argonaut Capital Management, L.P.

PROXY VOTING

INTRODUCTION
Rule 206(4)-6 under the Advisers Act governs proxy voting by investment advisers. Under the rule, the Firm is required to: (1) adopt and implement written policies and procedures reasonably designed to ensure that votes are cast in the best interest of clients; (2) describe its proxy voting policies and procedures to clients and provide copies on request; and (3) disclose to clients how they can obtain information about how the Firm voted their proxies. The Firm is also required to satisfy certain related recordkeeping requirements.

Rule 206(4)-6 applies to investment advisers who are (or are required to be) registered with the SEC and who exercise proxy voting authority over client securities. Proxy voting authority may be explicit or implicit. The rule, however, does not apply to advisers who merely provide advice to clients about proxy voting and do not have authority to vote the proxies.

Practically speaking, this means that an adviser's contract terms and related disclosures should be clear with respect to the circumstances under which it will exercise proxy-voting authority. The Firm will accept discretionary authority over a client’s proxy if the Firm has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Firm will not be voting proxies or the client does not retain voting authority. The Firm may utilize a third party service provider for proxy voting matters. The Chief Compliance Officer or a CCO (“voting officer”) has been delegated the authority for monitoring corporate actions, making voting decisions in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The voting officer will also be responsible for ensuring that client’s requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.

VOTING POLICY
As a fiduciary, the Firm must vote proxies in the best interests of Clients. When voting proxies, the Firm will vote strictly in accordance with the best interests of the Funds, taking into consideration each Fund’s investment strategy and objectives. If it is determined that spending the time and effort necessary to properly consider how to vote is not beneficial to the Funds, the Firm will abstain from voting. If the Firm decides to vote the proxies, it will do so in the following manner:

The Firm will generally support the management nominees of the issuer, because of our belief that each company knows the individuals best to lead it. In addition, proxies will generally be voted along management's guidelines as indicated on the proxy. The review of long-term and short-term advantages will be weighed when making these decisions.

Support will be given for proposals that support shareholder rights and increase management accountability to the shareholders without sacrificing management’s flexibility. Votes may be held if the Firm determines that the vote puts the shareholder’s rights at risk, such as the following:

• Provisions have been adopted which are excess anti-takeover measures.
• Adoptions have been made that represent “poison pill” measures which have not been ratified by the shareholders.
• Approvals of excessive compensation to top executives.
• Nominations of persons who have been convicted of a felony or criminal offense.

The Firm will generally vote for the following:
• Increase in authorized stock (unless it appears excessive) and reduction of the par value of common stock.
• Proposals to permit cumulative voting in the election of directors.
• Shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.
• Proposals to repeal a classified board, and to elect all directors annually.
• Shareholder proposals that remove restrictions on the right of shareholders to act independently of management and that seek additional disclosure of executive and director compensation information.
• Anti-greenmail (an agreement between a raider and the issuer where the company agrees to purchase the raider’s shares at a premium and the raider agrees to discontinue takeover activities) measures that reduces the ability of shareholders to sell early making it more difficult for a bidder to gain control.
• Shareholder proposals asking that a company submits its poison pill for shareholder ratification.
• Asking that management allow large shareholders equal access to management’s proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.
• Ratification of independent auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
• Expanded coverage on cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the legal expenses would be covered.

The Firm will generally vote against the following:
• Dual class stock authorization, which results in unequal voting rights concentrating votes with insiders.

• Management proposals to limit shareholders’ ability to nominate directors and/or give management the ability to alter the size of the board without shareholder approval.
• Proposals to eliminate cumulative voting in the election of directors.
• Proposals that state directors may be removed only for cause.
• Shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
• Management or shareholder proposals to allow the board of directors to consider the interests of “stakeholders” or “non-shareholder constituents,” unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.
• Proposals to limit the tenure of outside directors or to classify the board.
• Management proposals allowing the board to consider stakeholders’ (outside constituencies’) interests when faced with a tender offer.
• Management proposals to require a super-majority shareholders’ vote to approve mergers and other significant business combinations and/or amend any bylaw or charter provision.
• Unfair price for shares submit by a bidder.
• Proposals that include pension fund credits in earnings when calculating executive compensation.
• Management proposals to restrict or prohibit shareholders’ ability to take action by written consent and/or call special meetings.
• Attempts to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.
• Indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, which are more serious violations of fiduciary obligation than mere carelessness.

The Firm will vote to abstain on social issue proposals, unless the proposal is likely to affect shareholder value. When the Firm decides to vote in a manner that is not consistent with the general guidelines above, the CCO will write a brief memorandum explaining the reasons for deviating from our standard policy.

Unless a proxy is passed on to an authorized voter, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason. In non-routine matters, the record will reflect the vote and the reasons for it. Each item to be voted on should be voted separately and individually, not voted in blank. The proxy must be dated and signed in the Firm’s name and the capacity in which it serves should be on the proxy, plus the voting officer's name and title.

PROXY VOTING POLICIES AND GUIDELINES

Sub-Advisor
Coe Capital Management, LLC. (“CCM”)
PROXY VOTING

CCM’s policy is to not vote proxies on behalf of clients, with the exception of some of the  registered mutual funds sub-advised by the Firm and clients who have delegated such authority to us in writing. Where CCM is responsible to vote proxies, CCM has adopted policies and procedures in an effort to ensure that votes are cast in the best interests of each client and that proper documentation is maintained relating to how proxies were voted.

CCM utilizes a third party service provider to assist in monitoring and voting the proxies we are required to vote. The service provider has written proxy voting guidelines, which have been reviewed and approved by CCM. CCM performs oversight of the service provider to help ensure that voting is performed in a manner that we believe is in the economic best interest of each client.

Our policies outline that if at anytime, the responsible voting parties become aware of any potential or actual conflict of interest relating to a proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interests will be handled in various ways depending on the type and materiality. Generally, where the voting guidelines outline the voting position for the proposal, as either “for” or “against” such proxy proposal, voting will be in accordance with such guidelines. Where the guidelines outline the voting position to be determined on a “case by case” basis, or such proposal is not listed in the guidelines, then CCM will generally vote based on client direction. Exceptions to our proxy voting policies and procedures may only be made by the CCO or Mark Coe, the Firm’s Managing Member.

A client may request a complete copy of CCM’s current Proxy Voting Policies and Procedures and/or information on how we have voted proxies for your account(s) by either calling or writing to us (please refer to Cover Page for contact information).

POLICIES AND PROCEDURES FOR PROXY VOTING

Sub-Advisor
Cramer Rosenthal McGlynn, LLC

Cramer Rosenthal McGlynn, LLC (“CRM” or the “Firm”) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). CRM serves as the investment adviser or sub-adviser of various (i) investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), (ii) private investment funds exempt from registration under the 1940 Act, and (iii) outside private accounts over which the Firm has discretionary investment authority.

1. Purpose and Proxy Voting Process

CRM’s policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM shall conduct such activities and vote client proxies in accordance with these Policies.

Monitoring of Corporate Actions

CRM monitors corporate actions electronically through a third-party proxy service. Through the service, CRM receives electronic notice of upcoming proxy votes, meeting and record dates and other information on upcoming corporate actions by companies in which CRM clients are shareholders. CRM generally utilizes the service to electronically vote such proxies.

The Voting Process

Review of Proxy Solicitation Materials/Independent Recommendations

CRM has hired an independent third party, Institutional Shareholder Services (“ISS”) to provide analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value.

CRM will consider ISS analysis and recommendations, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in proxy decisions, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote1 in a “socially responsible” manner; in these cases CRM would generally follow the particular ISS recommendations for that category.

Corporate Governances Matters 2

The following is a summary of the ISS voting recommendations.

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis.  Certain actions by directors should result in votes being withheld, including directors who:

• Attend less than 75 percent of the board and committee meetings without a valid excuse.
• Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees.
• Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

Classification/Declassification of the Board

• Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Director and Officer Indemnification and Liability Protection

• Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock).  Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Management Compensation

Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

Employee, Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals regarding Executive and Director Pay

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Social Issues

Animal Rights

Vote case-by-case on proposals to phase out the use of animals in product testing.

Tobacco

Most tobacco-related proposals should be evaluated on a case-by-case basis.

Instances Where CRM Does Not Follow ISS Recommendation

As stated above, there may be instances where the Firm determines that it is not in the best interest of clients to follow ISS recommendations with respect to certain proxy vote(s). These instances may involve non-routine and/or controversial issues, such as the re-pricing of options, adoption or substantial changes to a shareholder rights plan (or poison pill) or proxy contests, involving, for instance, a hostile takeover attempt but may also include more routine issues, such as the election of directors or auditor appointments. When CRM decides not to vote proxies in the manner recommended by ISS, CRM shall document the reasons for such decision.

Securities on Loan

Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on “loan” as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

Clients Who Vote Their Own Proxies

CRM clients may retain the authority to vote their own proxies in their discretion.

2. Conflicts and Potential Conflicts of Interest

CRM recognizes that there may be a conflict of interest or potential conflict of interest between itself and its clients with respect to the voting of proxies of certain companies and has developed a mechanism for identifying and addressing such conflicts. Examples of such conflicts include, but are not limited to, where a company soliciting proxies is an advisory client of CRM or where CRM has a financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the Compliance Committee to confirm that voting is in the best interest of clients.

3. Disclosure and Oversight

CRM, in its written brochure required under Rule 204-3 (the “Form ADV”) shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

The Compliance Committee shall have oversight responsibility for these Policies. In particular, the Compliance Committee shall have responsibility for monitoring the actual or potential conflicts of interest that may arise in relation to voting proxies for client securities.

4. Recordkeeping

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form:

(a) These Policies as they may be amended from time to time.

(b) A copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission).

(c) A record of each vote cast on behalf of clients.

(d) Internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations.

(e) Copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client. The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.

_____________________
1 ISS provides voting recommendations for “Taft-Hartley” accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines.

2 The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

PROXY VOTING POLICIES AND GUIDELINES

Sub-Advisor
Forum Asset Management, LLC
1.1 Policy
Whenever Forum Asset Management, LLC (the “Firm”) has voting discretion over securities held in its clients’ accounts it will exercise that discretion in the best interests of its clients and in accordance with these policies and procedures.

1.2 Procedures
The Firm’s “Proxy Coordinator” will be responsible for determining how to vote all proxy statements received by the Firm with respect to securities held in its clients’ accounts. The Proxy Coordinator may designate other appropriate employees to assist him or her in reviewing proxy statements and preparing necessary records. The Proxy Coordinator may also retain a third party to assist him or her in coordinating and delivering proxies. The Proxy Coordinator will be responsible for monitoring any such employees and third parties to assure that all client securities are being properly voted and appropriate records are being retained.  Americo Da Corte will initially be the Firm’s Proxy Coordinator.

1.3 Voting Guidelines
In the absence of specific voting guidelines from the client or conflicts of interest (see Section 1.4 below), the Firm will vote all proxies in the manner that the Proxy Coordinator determines is in the best interests of each Account and other client, which may result in different voting results for proxies for the same issuer. The Proxy Coordinator may take into account the following factors, among others, in determining if a specific proposal is in the best interests of a particular Account or client of the Firm:

(a) management of the issuer’s views and recommendations on such proposal;
(b) whether the proposal may have the effect of entrenching existing management and/or making management less responsive to shareholders’ concerns (e.g., instituting or removing a poison pill, classified board of directors and/or other anti-takeover measure); and
(c) whether he or she believes that the proposal will fairly compensate management for its and/or the issuer’s performance.

If the Proxy Coordinator deems that the issue being voted upon is not material for the Firm and its clients, the Firm will not be obligated to vote on such matter.

1.4 Conflicts of Interest
(a) The Proxy Coordinator will attempt to identity any conflicts of interest between the Firm and its clients with respect to any proxy statements received by the Firm. This examination will include a review of the relationships, if any, between the Firm and its principals, affiliates and clients, on the one hand, and the issuer of the subject security and such issuer’s affiliates, on the other hand.

(b) If the Proxy Coordinator believes that a material conflict exists between the Firm and any of it clients, he or she shall do the following:

(i) in the case of managed account clients, either (i) have the Firm disclose the conflict to the affected clients and give such clients the opportunity to vote their securities themselves, or (ii) rely exclusively in making his or her voting decision on the recommendation of an independent third party who is experienced in advising investment managers regarding proxy voting decisions; and

(ii) in the case of the Accounts that are private investment funds, rely exclusively in making his or her voting decision on the recommendation of an independent third party who is experienced in advising investment managers regarding proxy voting decisions.

Special considerations may apply in cases of conflicts of interest involving ERISA clients. The Proxy Coordinator will confer with appropriate ERISA counsel in such cases.

1.5 Disclosure
(a) The Firm will disclose in its Form ADV Part II that clients may contact the Firm in order to obtain information on how the Firm voted the applicable Account or client’s securities and to request a copy of these policies and procedures. If a client requests this information, the Firm will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about (1) the name of the issuer; (2) the proposal voted upon; and (3) how the Firm voted the applicable Account’s or that client’s securities, as applicable.

(b) A concise summary of these policies and procedures will be included in the Firm’s Form ADV Part II or provided to clients separately, and will be updated whenever these policies and procedures are updated. The Firm will send a copy of this summary to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence.

1.6 Recordkeeping
The Firm will maintain files relating to its proxy voting procedures. Records will be maintained and preserved in an easily accessible place for 5 years from the end of the fiscal year during which the last entry was made on a record, with records for the first 2 years being kept at the Firm’s main office. Records of the following will be included in the files:

(a) A copy of these policies and procedures, and any amendments hereto.
(b) A copy of each proxy statement that the Firm receives regarding Account and other client securities, although the Firm may rely on obtaining copies of proxy statements from the EDGAR system for those proxy statements that are so available.
(c) A record of each vote that the Firm casts on behalf of a Account or other client.
(d) A copy of any document the Firm created that was material to making a decision about how to vote proxies on behalf of a client, or that memorializes that decision.

A copy of each written client request for information on how the Firm voted such the Account’s securities or other applicable client’s securities, and a copy of any written response to any (written or oral) client request for information on how the Firm voted securities on behalf of such Account or client.

PROXY VOTING POLICIES AND GUIDELINES

Sub-Advisor
Fountain Capital Management, LLC

PROXY VOTING

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies of for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

22.1 Fountain Policy: Proxy Voting Policies and Procedures

Fountain has adopted proxy voting policies and procedures. The Chief Compliance Officer has the responsibility for disclosures and recordkeeping, and will periodically assess compliance with this policy.

Fountain Capital Management, L.L.C. (the "Company") generally does not vote proxies with respect to securities held in a client's portfolio. However, in the event that the Company is requested to do so by a client, these Proxy Voting Policies and Procedures (these “Procedures”) have been prepared for investment adviser representatives of the Company who would have the responsibility for voting such proxies.

If you have any questions not answered by these Procedures, you should contact Douglas Campbell, the Company's Chief Compliance Officer or, in his absence, ask for any Fountain Partner.

These Procedures are intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Rule”). These Procedures will be updated as required to comply with applicable law and regulations.

I. RULE 206(4)-6: PROXY VOTING BY INVESTMENT ADVISERS

•	General Principles

The Securities and Exchange Commission (the “SEC”) has stated that the duty of care requires an investment adviser with proxy voting authority to monitor corporate actions affecting companies in client portfolios and to vote proxies. To satisfy the duty of loyalty, an investment adviser must cast proxy votes in a manner consistent with the best interests of clients, and must not subrogate clients’ interests to its own.

•	Resolving Potential Conflicts of Interest

Conflicts of interest shall be addressed though the following three-step process:

(a)	Identification of all potential conflicts of interest

Examples of potential conflicts of interest include:

•
The Company or an affiliate manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies;

•	The Company or an affiliate has a substantial business relationship with a portfolio company or a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

•	The Company or an affiliate has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships;

•	An officer or employee of the Company or an affiliate may have a familial relationship to a portfolio company (e.g. a spouse or other relative who serves as a director of a public company).

(b)	Determination of material conflicts

The SEC has not provided any specific guidance as to how an investment adviser should analyze or determine whether a conflict is “material” for purposes of proxy voting. Thus, you may rely on traditional analysis of questions of materiality under the federal securities laws. You are encouraged to consult with the Chief Compliance Officer on all questions of materiality.

(c)	Establishment of procedures to address material conflicts

If you encounter a material conflict of interest with respect to a particular vote, you should contact the Chief Compliance Officer to determine how to vote the proxy consistent with the best interests of your clients and in a manner not affected by your conflict of interest.

 Determination of voting in cases where a material conflict of interest exists shall be in the discretion of the Chief Compliance Officer. The Chief Compliance Officer may opt for a voting procedure by which guidance is sought from the Company’s clients, including, where applicable, the Board of Directors of a client, on matters involving a material conflict of interest.

•	Record Keeping

Pursuant to SEC Rule 204-2, the Company shall retain the following five types of records relating to proxy voting:

•	Proxy voting policies and procedures;
•	Proxy statements received for client securities;

•	Records of votes cast on behalf of clients;
•	Written client requests for proxy voting information and written adviser responses to any client request (whether oral or written) for proxy voting information; and
•	Any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision.

With respect to proxy statements received regarding client securities, where possible the Company shall rely on the SEC’s electronic EDGAR system rather than maintaining its own copies. With respect to proxy statements and records of votes cast by the Company, rather than maintaining its own copies, the Company shall rely on records maintained by a third party such as a proxy voting service approved by the Chief Compliance Officer, provided that the Company shall obtain an undertaking from such third party to provide a copy of these records promptly upon request. The Company shall maintain the records described above (other than proxy statements filed on EDGAR or records maintained by third parties) in the Company’s office for two years; after two years such records shall be retained for an additional three years but may be moved to a place determined by the Chief Compliance Officer to be “easily accessible”.

II.	VOTING GUIDELINES FOR DOMESTIC U.S. SECURITIES

The Company has established and, absent extenuating circumstances, will generally adhere to the following positions on common proxy voting issues affecting U.S. securities.

1.	General Principles

Vote For:

a)	Routine Matters/Corporate Administrative Items
b)	Corporate Governance

Vote on a Case by-Case Basis:

a)	Potential for Major Economic Impact
b)	Special Interest Issues
c)	Other Business, such as the Board Authority to Transact such Other Business as May Properly Come before the Meeting

2.	Board of Directors

Vote For:

a)	Separating the Positions of Chairman and CEO
b)	Indemnification and Liability Protection
c)	Shareholder Proposals on Independent Directors

Vote on a Case-by-Case Basis:

a)	Nominations in Uncontested Elections

b)	Independence Issues
c)	Limitations on Director Tenure and Retirement
d)	Minimum Stock Ownership

3.	Ratification of Auditors

Vote For:

Ratification of Auditors if audit committee approves ratification, no excessive fees for non-audit services, no potential conflict exists and the auditor is competent.

4.	Proxy Contests

Vote on a Case-by-Case Basis:

a)	Director Nominations in Contested Elections
b)	Reimbursement for Proxy Solicitation Expenses

5.	Proxy Contest Defenses

Vote For:

a)	Shareholder Ability to Alter the Size of the Board
b)	Shareholder Ability to Remove Directors
c)	Shareholder Ability to Act by Written Consent
d)	Shareholders’ Right to Call Special Meetings
e)	Shareholders’ Right to Act Independently of Management

Vote on a Case-by-Case Basis:

Cumulative Voting

6.	Tender Offer Defenses

Vote For:
a)	Proposals to Lower Supermajority Vote Requirement
b)	Proposals to Require Shareholder Approval of Blank Check Preferred
Stock Issues
c)	Proposals to Require Shareholder Approval of Poison Pill

Vote on a Case-by-Case Basis:
a)	Proposals to Repeal Classified Boards and to Elect All Directors Annually
b)	Fair Price Provisions
c)	Shareholder Proposals to Redeem a Company’s Poison Pill and Management Proposals to Ratify a Poison Pill
d)	White Squire Placements
e)	Unequal Voting Rights Plans

Vote Against:

Greenmail

7.	Miscellaneous Governance Provisions

Vote For:

Confidential Voting

Vote on a Case-by-Case Basis:

a)	Equal Access
b)	Bundled/Combination Proposals
c)	Charitable Contributions

8.	Capital Structure

Vote For:

a)	Share Repurchase Programs
b)	Adjustments to Par Value of Common Stock
c)	Dual-Class Stock with No Dilution Effect

Vote on a Case-by-Case Basis:
a)	Stock Authorizations
b)	Stock Splits
c)	Reverse Stock Splits
d)	Preferred Stock
e)	Preemptive Rights
f)	Creation of Dual-Class Stock with Superior Voting Rights

9.	Executive and Director Compensation

Vote For:
a)	401(k) Employee Benefit Plans
b)	Disclosure of Board and Executive Compensation
c)	COBRA-Related Compensation Proposals
i.	Caps on Annual Grants or Amend Administrative Features
ii.	Performance-Based Goals
iii.	Share Increases and Tax Deductions under COBRA
iv.	Cash or Cash-and-Stock Bonus Plan

Vote on a Case-by-Case Basis:

a)	Stock Options Plans
b)	Employee Stock Ownership Plans
c)	Golden and Tin Parachutes
d)	Employee Stock Purchase Plans

e)	Management Proposals on Option Repricing
f)	Shareholder Proposals on Compensation
g)	Equity Repricing Plans with Shareholders’ Approval

10.	State of Incorporation

Vote For:

Reincorporation Proposals

Vote on a Case-by-Case Basis:

a)	State Takeover Statutes
b)	Offshore Presence

11.	Mergers and Restructuring

Vote on a Case-by-Case Basis:

a)	Mergers and Acquisitions
b)	Corporate Restructurings, including Spin-Offs; Asset Sales; Liquidations

12.	Mutual Fund Proxies

Vote on a Case-by-Case Basis:

a)	Election of Directors or Trustees
b)	Converting Closed-end Fund to Open-end Fund
c)	Proxy Contests
d)	Investment Advisory Agreements
e)	Preferred Stock Proposals
f)	1940 Act Investment Policies
g)	Changing a Fundamental Restriction to a Nonfundamental Restriction
h)	Distribution Agreements
i)	Names Rule Proposals
j)	Disposition of Assets/Termination/Liquidation
k)	Changes to Charter Documents
l)	Changing the Domicile of a Fund
m)	Change in Fund’s Subclassification

13.	Issues with Social/Moral Implications

Vote on a Case-by-Case Basis:

a)	War on Terrorism Implications
b)	Alcohol and Tobacco
c)	Energy and Environment
d)	Geographic Significance, (1) South Africa; (2) Northern Ireland
e)	Military Business

f)	Maquiladora Standards and International Operations Policies
g)	World Debt Crisis
h)	Equal Employment Opportunity and Discrimination
i)	Animal Rights
j)	Product Integrity and Market
k)	Human Resources Issues

III. VOTING GUIDELINES FOR NON-U.S. SECURITIES

The Company has established and, absent extenuating circumstances, will generally adhere to the following positions on common proxy voting issues affecting non-U.S. securities.

1.	Auditors

Vote For:

a)	Approval of Financial Results/Director and Auditor Reports
b)	Selection of Auditors and Proposals Authorizing the Board to Fix Auditor Fees
c)	Appointment or Reelection of Statutory Auditors

Vote on a Case-by-Case Basis:

Appointment of External Auditors

2.	Corporate Actions

Vote For:

a)	Allocation of Income
b)	Most Stock (Scrip) Dividend Proposals
c)	Resolutions to Change a Company’s Fiscal Term

Vote on a Case-by-Case Basis:

a)	Amendments to the Articles of Association
b)	Proposals to Amend Quorum Requirements for Shareholder Meetings
c)	Approval of the Allocation of Income
d)	Proposals against a Cash Option with No Harmful Effects
e)	Lower Disclosure Threshold for Stock Ownership
f)	Transact Other Business

3. Board of Directors

Vote For:

a)	Management Nominees in the Election of Director
b)	Individual Nominees
c)	Proposals to Award Cash Fees to Non-Executive Directors

d)	Discharge of the Board and Management
e)	Proposals to Fix Board Size

Vote on a Case-by-Case Basis:

a)	Non-Executive Director Compensation Proposals
b)	Proposals that Bundle Compensation for Both Non-executive and Executive Directors into a Single Resolution
c)	Indemnification and Liability Protection for Directors and Officers
d)	Shareholder Nominees
e)	Individual Directors
f)	Proposals to Introduce Retirement Benefits for Non-executive Directors
g)	Proposals to Indemnify Auditors
h)	The Introduction of Classified Boards and Mandatory Retirement Ages for Directors
i)	Proposals to Alter Board Structure or Size for Control of the Company or the Board

4. Capital Structure

Vote For:

a)	General Issuances
b)	Nonspecific Proposals to Increase Authorized Capital
c)	Proposals for Reduction of Capital for Routine Accounting Purposes
d)	Resolutions to Maintain or Convert to a One Share, One Vote Structure
e)	Issuances/Creation of Preferred Stock with No Adverse Effect on Existing Shareholders
f)	Issuances/Creation of Convertible Preferred Stock/Convertible Debt Instruments
g)	Debt Restructuring
h)	Share Repurchase Plans
i)	Re-issuance of Shares Repurchased
j)	Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote on a Case-by-Case Basis:

a)	Specific Issuances
b)	Proposals to Reduce Capital in connection with Corporate Restructuring
c)	Nonconvertible Debt Issuance
d)	Pledging of Assets for Debt
e)	Increase in Borrowing Powers
f)	Blank Check Preferred Authorization
g)	Proposals to Adopt Unlimited Capital Authorizations
h)	Creation/Continuation of Dual Class Stock
i)	Creation of Preference Shares with Carrying Superior Voting Rights to Common Shareholders
j)	Creation of Blank Check Preferred Stock

5.	Mergers and Corporate Restructurings

Vote For:

a)	General Mergers and Acquisitions
b)	Mandatory Takeover Bid Waivers
c)	Expansion of Business Activities
d)	Proposals on Improvement Corporate Governance at a Reasonable Cost

Vote on a Case-by-Case Basis:
a)	Reorganizations and Restructurings
b)	Reincorporation Proposals
c)	Related-Party Transactions
d)	Compensation Plans
e)	Shareholder Proposals
f)	Mergers and Acquisitions with Insufficient Information to Shareholders
g)	Limitations on Business Activities or Capabilities
h)	Proposals with No or Little Benefits withSignificant Costs

PROXY VOTING POLICIES AND GUIDELINES

Sub-Advisor
Glaxis Capital Management, LLC

Policy
Glaxis Capital Management, LLC ("Adviser"), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Responsibility
The Adviser's Proxy Review Committee (PRC) has the responsibility for implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping. The PRC includes Paul Holland, Matthew Miller and Andrew Copa, Chief Compliance Officer. Mr. Miller serves as proxy review coordinator and has primary responsibility for this function.

Procedure
Adviser has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

1.	Voting Procedures
Adviser votes proxies on behalf of the Funds and all ERISA accounts and may vote proxies on behalf of Other Accounts, as agreed in the particular case. Adviser's policy is that Adviser (acting through Mr. Miller) votes proxies in the interest of maintaining shareholder value. To that end, Adviser will vote in a way that it believes, consistent with its fiduciary duty, will cause the issue to increase the most or decline the least in value. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

2.	Disclosure
Adviser will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedure, including a statement that clients may request information regarding how Adviser voted a client's proxies, and that clients may request a copy of these policies and procedures.

3.	Client Requests for Information
a.	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Matthew Miller.
b.
In response to any request Matthew Miller will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Adviser voted the client's proxy with respect to each proposal about which client inquired.

4.	Alternative Voting Procedures
a.
Adviser has not to date identified any conflicts of interest between its client interests and its own interests within its proxy voting process. Nevertheless, if Mr. Miller believes that Adviser faces a conflict of interest in voting a proxy or is unsure of the best vote to make, Mr. Miller, Mr. Holland and Mr. Copa will confer to determine the appropriate vote. If they cannot agree, Adviser will retain a competent third party, at Adviser's direct expense but subject to payment using soft dollar credits (for non-ERISA accounts), who will determine the vote that will maximize shareholder value. As an added protection, the third party's decision will be binding.

b.
Adviser will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Adviser with the issuer of each security to determine if Adviser or any of its employees has any financial, business or personal relationship with the issuer.

c.	Although not presently intended to be used on a regular basis, Adviser may retain an independent third party to vote proxies generally.
d.
In the event that Adviser does not exercise proxy-voting authority over securities, then the obligation to vote proxies rests with the respective client. Such client may contact Adviser for advice or information about a particular proxy vote. However, Adviser shall not be deemed to have proxy-voting authority solely as a result of providing such advice to a client.

e.
Should Adviser inadvertently receive proxy information for a security held in a client's account, Adviser will immediately forward such information on to the client but will not take any further action with respect to the voting of such proxy. Upon termination of an advisory agreement with a client, Adviser will make a good faith and reasonable attempt to forward proxy information inadvertently received by Adviser to the forwarding address provided by the client.

5.	Recordkeeping
The proxy review coordinator shall retain the following proxy records in accordance with the SEC's five-year retention requirement.
▪	These policies and procedures and any amendments;
▪	Each proxy statement that Adviser receives;
▪	A record of each vote that Adviser casts;
▪	Any document Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision;
▪	A copy of each written request from a client for information on how Adviser voted such client's proxies, and a copy of any written response.

PROXY VOTING POLICIES AND GUIDELINES

Sub-Advisor
Mesirow Financial Investment Management, Inc.

Proxy Voting Policies and Procedures:

Proxy voting policies and procedures are not applicable for MFIM’S Currency division. MFIM Currency does not hold common stock, which gives rise to proxy voting rights.

MFIM’s Proxy Voting Policies and Procedures apply only in the event that MFIM has agreed to, or has been instructed to, vote proxies on behalf of a client. Currently, the only division within MFIM that has undertaken this responsibility is U.S. Value Equity. Otherwise, it is the general policy of Mesirow Financial that the firm’s registered investment advisors and underlying divisions do not vote proxies on behalf of clients. The following information regarding MFIM’s Proxy Voting Policies and Procedures, therefore, applies only to U.S. Value Equity.

MFIM has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and SEC rule 206(4)- 6 under the Investment Advisers Act of 1940, as amended. MFIM's authority to vote the proxies of certain of MFIM's clients is established by MFIM's advisory contracts executed by those clients, and MFIM's proxy voting policy and procedures have been tailored to reflect these specific contractual obligations.
In addition to SEC requirements governing advisers, MFIM proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R.2509.94-2 (July 29, 1994).

Except as otherwise agreed to in writing with a client, MFIM has no authority or obligation to take any action or render any advice with respect to the voting of proxies on behalf of a client.

Wherein MFIM has accepted discretionary authority to vote proxies on behalf of clients, MFIM has elected to utilize an outside, third party, independent proxy voting service (the "Service"). The Service will establish and provide MFIM with two (2) sets of  comprehensive proxy voting guidelines annually, which the Service will utilize as its sole basis for its determination for each proxy voted on behalf of MFIM clients. One set of guidelines is for Taft-Hartley clients, the other is for non-Taft-Hartley clients. In reference to Taft-Hartley clients, the guidelines specify that the proxies are to be voted in accordance with AFL-CIO guidelines where the AFL-CIO takes a specific position. In reference to the non-Taft-Hartley accounts, the proxies are to be voted in accordance with a separate and mutually exclusive set of proxy voting guidelines, established by the Service.

In the event that a client of MFIM requests information as to how a particular proxy had been voted on that client's behalf, MFIM will provide said information to the client in a timely manner. Under no circumstance will MFIM disclose to a third party how a proxy had been voted by the Service on behalf of a client without that client's express, written consent. Likewise, in the event that a client of MFIM requests a copy of MFIM's Proxy Voting Policies and Procedures, MFIM will provide said Policies and Procedures within a reasonable amount of time to the client at client's address of record.

MFIM has designated its Director of Operations as responsible for administering and overseeing the proxy voting process. MFIM is currently not aware of any specific conflicts of interest. However, should MFIM become aware of a conflict of interest, it will rely on, and the Service shall vote in accordance with, its pre-determined policies as set forth in the guidelines if application of such policies to the matter at hand involves discretion on the part of MFIM.

PROXY VOTING POLICIES AND GUIDELINES

Sub-Advisor
Pinebank Asset Management, L.P.

PROXY VOTING

A. General
Pursuant to Rule 206(4)-6 under the Advisers Act, registered investment advisers who have voting authority with respect to clients’ securities are required to adopt and implement policies and procedures for voting proxies, disclose those policies and procedures to their clients and disclose how clients may obtain information about how the adviser has voted proxies. The Company will exercise voting authority over its clients’ proxies.

B. Proxy Voting Committee
The Company has established a Proxy Voting Committee that is dedicated to determining how the Company shall vote in instances when a proxy vote is required.  The Proxy Voting Committee shall document each proxy by completing the Proxy Voting Worksheet to demonstrate that the Company is voting in the best interests of its clients.

In the event of a conflict of interest, the Proxy Voting Committee and the CCO jointly may determine that a member of the Proxy Voting Committee who has a conflict of interest is to be recused from the deliberations as to how to vote a proxy on a case-by-case basis.

Nevertheless, it is the Company’s policy that if a member of the Proxy Voting Committee is also serving as a director of a company that the Company is voting a proxy, that person is recused from the Company’s proxy voting decision making.

The CCO will be responsible for monitoring corporate actions. The CCO will be responsible for ensuring that the proxy is voted on and submitted to the company in a timely manner. The CCO will be responsible for completing the Brownstone Proxy Voting Worksheet to document the thought process behind the vote, how any conflicts of interest were resolved and the action taken.

PROXY VOTING POLICIES AND GUIDELINES

Sub-Advisor
SSI Investment Management, Inc.

This Statement of Policies and Procedures (this “Statement”) sets forth the policies and procedures of SSI Investment Management Inc. (the “Firm”) with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

A.	Certain Definitions

“Client” means any person (including any Investment Fund) to which or for whom the Firm provides investment advisory services.

“Discretionary Account” means the investment portfolio of any Client with respect to which that Client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

“Investment Fund” means any United States or non-United States investment fund or pool of which the Firm serves as general partner, managing member or investment adviser or in a similar capacity.

“Non-Discretionary Account” means the investment portfolio of any Client with respect to which that Client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

“Proxy Control Associate” means the person responsible for overseeing the adherence to the policies and procedures related to proxy voting.

B.	Use of Proxy Voting Service

The Firm has retained the services of Risk Metrics Group (“Risk Metrics,” formerly Institutional Shareholder Services, Inc.), which provides research and recommendations on proxy voting issues. Risk Metrics has authority to vote the proxies for each Discretionary Account, in accordance with the Proxy Voting Policies set forth below.

From time to time, SSI reviews the policies and procedures that Risk Metrics has adopted and implemented to insulate Risk Metrics‘s voting recommendations from incentives to vote the proxies to further their relationships with issuers.

C.	Discretionary Accounts

For all accounts SSI has voting authority, the Firm will instruct each custodian for a Discretionary Account to deliver to Risk Metrics all proxy solicitation materials received with respect to that Discretionary Account. Risk Metrics will review the securities held in its Discretionary Accounts on a regular basis to confirm that Risk Metrics receives copies of all proxy solicitation materials concerning such securities.

The Firm, through Risk Metrics, will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts. The Firm has instructed Risk Metrics to make all voting decisions on behalf of a Discretionary Account based solely on the determination of the best interests of that Discretionary Account. The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response. The Proxy Control Associate may designate an appropriate employee of the Firm to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

1. Company Information. The Firm, through Risk Metrics, will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account. Risk Metrics evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Risk Metrics considers it appropriate and when it is reasonably available. 1.

2. Proxy Voting Policies

a) The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

(i) the proposal has a positive economic effect on shareholder value;

(ii) the proposal poses no threat to existing rights of shareholders;

(iii) the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

(iv) the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

b) The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

(i) the proposal has an adverse economic effect on shareholder value;

(ii) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

(iii) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

(iv) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

(v) the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

c) The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

d) From time to time, Risk Metrics provides to the Firm more detailed proxy voting guidelines, in accordance with this section C(2), the most recent version of which SSI maintains and will be followed by Risk Metrics when voting proxies.

3. Conflicts of Interest. Due to the size and nature of the Firms’ operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with section C(2). The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, the Firm does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

If the Firm determines that the proxy voting policies in section C(2) do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected Client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that Client of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in section C(2)), and request that the Client consent to the Firm’s intended response. With respect to any Investment Fund of which the Firm serves as manager or general partner or in a similar capacity, the Firm will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors. If the Client (or a majority in interest of the investors in an Investment Fund) consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client (or a majority in interest of the investors in an Investment Fund) objects to the Firm’s intended response, the Firm will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

4. Shareholder Proposals by the Firm. The Firm will submit a shareholder proposal on behalf of an Investment Fund only if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client’s prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm Client.

5. Proxy Vote Summaries. At the request of a Discretionary Account Client or an investor in an Investment Fund (other than an Investment Fund that is registered as an investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "ICA")(such Investment Fund a "Registered Fund")), the Firm will provide that person with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by that person and the action taken by the Firm on each such proxy.  Regarding the proxy votes in respect of the portfolio securities in a Registered Fund, the Firm will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

a) The name of the issuer of the portfolio security;

b) The exchange ticker symbol of the portfolio security;

c) The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

d) The shareholder meeting date;

e) A brief identification of the matter voted on;

f) Whether the matter was proposed by the issuer or by a security holder;

g) Whether the registrant cast its vote on the matter;

h) How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(i) Whether the registrant cast its vote for or against management.

D. Non-Discretionary Accounts.

The Firm promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client. The Firm will vote any such proxy as directed by that Client. At a Client’s request, the Firm may, but is not obligated to, advise that Client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any Client unless such advice has been approved by the Proxy Control Associate.

E. Records

The Firm will keep a copy of (a) each proxy statement it receives regarding securities held in Discretionary Accounts, (b) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (c) any document created by the Firm that is material to the Firm‘s decision on voting a proxy or that describes the basis for that decision, (d) each written request from a Discretionary Account Client or an investor in an Investment Fund (other than a Registered Fund) for information about how the Firm votes proxies of that Discretionary Account or Investment Fund, (e) each written response by the Firm to any oral or written request from a Discretionary Account Client or an investor in an Investment Fund other than a Registered Fund for such information and (f) with respect to a registered Fund the information required by section 4(e) hereof. The Firm may delegate to a third party the duty to keep the records identified in sections 5(a) and (b) if that third party agrees to furnish such records to the Firm and, with respect to any records pertaining to the Registered Fund proxy voting are the property of the Firm and that Registered Fund. Each such record will be maintained by the Firm or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm‘s office (or such third party‘s office, as the case may be). The Firm or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC‘s EDGAR system.

PROXY VOTING POLICIES AND GUIDELINES

Sub-Advisor
Turner Investments, L.P.

PROXY VOTING POLICIES AND PROCEDURES

Turner Investments, L.P. (“Turner”), acts as a fiduciary in relation to its clients and the assets entrusted by them to its management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment  Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s longstanding practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential  client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations
and Technology Administration
c/o Turner Investments, L.P.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003
Last revised: June 15, 2009
(TUR — SAI- 30-22)